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                          INTERACTIVE MARKETING AGREEMENT

     This agreement (the "Agreement"), effective as of March 10, 1998 (the "Effective Date"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, and Infonautics Corporation ("Infonautics") a Pennsylvania corporation, with its principal offices at 900 West Valley Road, Suite 1000, Wayne, Pennsylvania 19087-1830 (each a "Party" and collectively the "Parties"). Defined terms used but not defined in the body of this Agreement or in Exhibit E shall be as defined on Exhibit D attached hereto.

                                    INTRODUCTION

     AOL and Infonautics desire to market surcharged information services, based on Content available through the Customized Infonautics Internet Site (the "Service") through the AOL Service, subject to the terms and conditions set forth in this Agreement.

                                       TERMS

1.   DISTRIBUTION; PROMOTION

     1.1 Placement/Promotion. During the term, the Service shall receive placement and distribution within the (i) "Research and Learn Channel" main screen, (ii) "WorkPlace Channel" main screen and (iii) "WorkPlace Channel" Business Research screen, each as offered on the AOL Service (together with any specific successor(s) thereof, the "Channel Screens"). In this regard, AOL shall (a) continuously place an agreed-upon logo button and accompanying text line on the Channel Screens promoting the Service which logo button and accompanying text line will be comparable in all material respects to the logo button and accompanying text line of any other similarly situated third party anchor tenant continuously placed on the same Channel Screen; (b) implement a keyword reflecting the name of the Service which shall Link to the Welcome Mat(s) (as defined below); and (c) list the Service in AOL's "Directory of Services" feature (collectively, and together with any additional placements AOL may elect to implement, the "Promotions").

     1.2 Additional Placements. In addition, the Service may also be integrated within other areas on the AOL Service, as determined by AOL in its reasonable editorial discretion, such as Health, News, Personal Finance, Computing and Family and through other AOL-controlled properties (e.g., AOL.com and affiliated AOL international services). AOL and Infonautics programming managers will consult on a regular basis (i.e., at least once per month) to discuss such additional promotion opportunities, based on a variety of factors, including specific programming features, time of year and special events.

     1.3 Promotions. The specific Content to be associated with the Promotions (i.e. the logo within the button and the content of the accompanying text) (the "Promo Content") shall be as mutually agreed upon by the Parties, subject to AOL technical limitations and AOL's then-standard, generally applicable policies relating to promotions. The form of the Promotions will be as determined by AOL in its reasonable editorial discretion (consistent with the editorial composition of the applicable screens). Infonautics will consistently update the Promo Content no less than twice per week, and the Parties will jointly consult at least monthly regarding the Promo Content to ensure that it is designed to maximize performance. Infonautics will replace any Promo Content that is falling below mutually established performance targets with fresh Content within ten (10) business days of notice from AOL.

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     1.4  Competitive Services. AOL will not sell permanent placements to a third party Infonautics Competitor (as defined below) to appear on the "Research and Learn Channel" main screen or the "WorkPlace Channel" main screen (the "Exclusive Screens") of the AOL Service with respect to third party services marketing a comprehensive database of low-priced (or free), library-quality, consumer/family-oriented and low-end business-oriented periodicals with search and retrieval functionality (the "Exclusive Product"). "Infonautics Competitor" shall mean the entities listed on Exhibit F. The foregoing exclusivity will apply to each Infonautics Competitor: (a) only to the extent the Infonautics Competitor is or remains a provider of the Exclusive Product; and (b) if the Infonautics Competitor is not solely a provider of the Exclusive Product (i.e., it is also engaged in other activities), only to the marketing of the Exclusive Product by such Infonautics Competitor and not to such other activities. The foregoing restrictions will not in any respect prevent AOL from:

               (i) advertising, promoting or providing permanent carriage of the Exclusive Product or other products or services on screens or in areas outside of the Exclusive Screens;

               (ii) advertising, promoting or providing permanent carriage of products or services other than the Exclusive Product (on the Exclusive Screens or otherwise), including, without limitation, individual publications, libraries of "niche" or topic-specific categories of content, any type of high-end business or workplace-oriented content, or any similar product or service containing different content than the Exclusive Product;.

               (iii) selling "run of service" advertising (e.g., banners, buttons, links, sponsorships), including standard placements in any shopping area or channel, to any Infonautics Competitor, provided any such advertising promoting the Exclusive Product does not appear on the Exclusive Screens;

               (iv) entering into an arrangement with any third party for the primary purpose of acquiring AOL Members whereby such party is allowed to promote or market products or services to AOL Members that are acquired as a result of such agreement, provided any such promotion or marketing of the Exclusive Product by an Infonautics Competitor does not permanently appear on the Exclusive Screens;

               (v) entering into an arrangement with a third party aggregator of products and/or services which is not principally devoted to the marketing of the Exclusive Product; and

               (vi) placing editorial or promotional Content within the Exclusive Screens which does not directly promote the Exclusive Product but which points to another area, site or screen on which the Exclusive Product is promoted.

          Infonautics shall not have exclusivity with respect to the WorkPlace Channel Business Research Screen; provided, however, that no similarly situated Infonautics Competitor providing the Exclusive Product with Content substantially the same as the "Electric Library Business Edition" branded portion of the Service shall be displayed more prominently, considering the totality of the circumstances, on the "WorkPlace Channel Business Research" screen than Infonautics (subject to the exceptions set forth above).

     1.5 Changes to AOL Service. AOL reserves the right to redesign or modify the

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          organization, structure, "look and feel," navigation and other elements of the AOL Service at any time. In the event such modifications materially and adversely affect any Promotion, AOL will work with Infonautics to provide Infonautics, as its sole remedy, a comparable promotional placement which is reasonably satisfactory to Infonautics.

     1.6 Marketing Plan; Operations Review. Infonautics will submit in advance to AOL for its review a quarterly online marketing plan with respect to the Service. The Parties will meet in person or by telephone at least monthly to review operations and performance hereunder.

     1.7 Cross-Promotion. Infonautics will provide the AOL Service with the cross-promotional support described on Exhibit C.

2.   SERVICE/INFONAUTICS SITE

     2.1 Content. The Content shall be comprised of two comprehensive databases of surcharged, library-quality periodicals with search and retrieval functionality, one of which will be consumer/family-oriented and the other of which will be business/workplace-oriented. A description of the initial Content is set forth in Exhibit A, but AOL acknowledges that the titles listed on Exhibit A will change from time to time subject to the terms of this Agreement. During the Term, AOL may request that Content be added to the Service and Infonautics shall use commercially reasonable efforts to accommodate such request. AOL may reasonably request for commercial reasons that certain Content be removed from the Service at Infonautics sole expense. The majority of the titles listed on Exhibit A shall have a two year rolling backfile. All Content shall use ASCII text or another mutually agreed-upon format. At all times, Infonautics will maintain a free trial offer for up to sixty (60), but not less than thirty (30), days on the Customized Infonautics Internet Site, which will be promoted through the Welcome Mats (as defined below). In addition, Infonautics shall use commercially reasonable efforts to provide [*Confidential Treatment Requested*] or a similar almanac (to be updated as and when the hard copy version is updated) as free Content on the Customized Infonautics Internet Site, which will be promoted through the Welcome Mats. The inclusion of any additional categories or substantial components of Content for distribution by Infonautics through the Customized Infonautics Internet Site (including, without limitation, any products, services, features, functionality or technology) shall be subject to the mutual agreement of the Parties. Infonautics shall provide AOL with a quarterly update of new titles, products, services, features, functionality or technology added to the Content on the Customized Infonautics Internet Site.

     2.2 Site Management. Infonautics shall design, create, edit, manage, update, and maintain the Customized Infonautics Internet Site. Except as specifically provided for herein, AOL shall have no obligations with respect to the management and maintenance of the Customized Infonautics Internet Site. Without limiting the generality of the foregoing, Infonautics will be responsible for content compilation, indexing, abstracting and search & retrieval. Infonautics shall be responsible for any design, production, hosting or communication costs associated with the Customized Infonautics Internet Site (including, without limitation, the costs associated with establishing a secure, high-speed connection between its datacenter site(s) and AOL's datacenter to the extent AOL reasonably requires such connection based on the volume of traffic being delivered to the Customized Infonautics Internet Site). Infonautics shall promptly design the Customized Infonautics Internet Site in consultation with AOL and in accordance with any standard design and content publishing guidelines provided to Infonautics by AOL (including, without limitation, any HTML publishing guidelines). The final design package (including

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          the navigation and look and feel of the Customized Infonautics
          Internet Site) will be subject to AOL's prior written approval, which will not be unreasonably withheld or delayed. Infonautics shall achieve Commercial Launch by not later than the date (the "Commercial Launch Date") which is thirty(30) days after the Effective Date; provided, however that Infonautics may delay the launch of the business/workplace-oriented Content for up to an additional thirty
          (30) days.

     2.3 Transaction Management; Billing; Customer Service. Except as expressly described below, Infonautics will be responsible for all transaction processing, customer service, billing, information tracking and reporting related to the Service, including, without limitation, tracking and aggregating transactions involving AOL Members and providing AOL with detailed records, in a mutually agreed-upon format, regarding such transactions each day. Infonautics will comply with AOL's then-current, generally applicable, policies for online merchants. Any legal agreements or disclaimers which Infonautics wishes to implement in connection with AOL Member use of the Service shall be subject to AOL's prior written approval; provided, however that Infonautics may implement its Terms and Conditions attached as Exhibit H; provided, further that (i) such Terms and Conditions comply with all applicable laws and regulations at all times; (ii) in the event of any conflict between such Terms and Conditions and this Agreement or any written policy of AOL (including, without limitation, regarding privacy, merchants, marketing, customer service, and rights in connection with Content), this Agreement or such written policy shall govern and control; and (iii) subject to any third party contractual restrictions on Infonautics, Infonautics will promptly comply with any reasonable request by AOL to amend the use of such Terms and Conditions. Infonautics may use customer data derived from the Customized Infonautics Internet Site or AOL Members only in connection with marketing the Exclusive Product over the Customized Infonautics Internet Site. Notwithstanding the foregoing, subject to the applicable provisions of Exhibit E, Infonautics may use customer data relating solely to paying subscribers (or subscribers under a free trial) of the Service for the purpose of marketing multi-user site licenses; provided that, for any multi-user site license arising from (a) direct marketing to AOL Members who subscribe to the Service or (b) promotions for multi-user site licenses on or through the Customized Infonautics Internet Site, the Welcome Mats or the AOL Network (other than through a generally available web site accessible through AOL NetFind but which is not linked to the Customized Infonautics Internet Site) (a "Multi-User Site License") licensed to [*Confidential Treatment Requested*] users or less, Infonautics shall promote AOL as the preferred access provider and shall pay AOL [*Confidential Treatment Requested*] of any resulting revenues actually collected, net of actual taxes, duties, credits and refunds, on a quarterly basis within thirty (30) days of the end of the quarter; provided, further, that if the amounts payable to AOL pursuant to Section 3.2 are materially reduced as a result of the marketing of Multi-User Site Licenses, Infonautics shall pay AOL additional amounts sufficient to fully compensate AOL for such reduction. Amounts payable to AOL pursuant to the immediately preceding sentence are referred to herein as "Site License Revenues."

     2.4 Branding. The Brand for the Service (the "Service Brands") will be "Electric Library @ AOL Personal Edition" with respect to the consumer/family-oriented Content and "Electric Library @ AOL Business Edition" with respect to the business/workplace-oriented Content. Infonautics may not change the Service Brands without AOL's prior written approval. The use of AOL's name and trademarks in the Service Brands shall be subject to the applicable provisions of Exhibit E.

     2.5 Pricing. Infonautics will establish the price of the Service. The initial incremental prices of the Service are currently anticipated to be $9.95 per month or $59.95 per year for the "Electric Library @ AOL Personal Edition" branded portion of the Service and $14.95 per


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          month or $99.95 per year for the "Electric Library @ AOL Business
          Edition" branded portion of the Service. Infonautics will use reasonable efforts to provide AOL with at least ninety (90) days, but in any event shall provide AOL with at least thirty (30) days, prior written notice regarding any proposed change in pricing for the Service or Infonautics' pricing model. Infonautics will ensure that, for each product offered through the Customized Infonautics Internet Site to AOL Members, the price and other terms and conditions available to AOL Members for such -product will be no less favorable than the price and other terms and conditions for such product made available by or on behalf of Infonautics through any other interactive distribution channel controlled by Infonautics which could reasonably be construed to be competitive to AOL (i.e., excluding Infonautics products exclusively available to institutional customers); provided, however, that (i) the foregoing "most favorable price" requirement shall not apply to the sites listed on Exhibit G, which sites Infonautics shall not actively promote, advertise or market, and Infonautics shall not reduce the prices set forth on Exhibit G for each such site and (ii) Infonautics shall not be deemed to have violated this provision if prices made available outside of the United States fall below the price of the Service due to currency fluctuations. Infonautics shall promote through the Customized Infonautics Internet Site at least four special offers per year (for example, free reports or unique, discounted pricing) which are exclusively available to AOL Members. Infonautics will provide AOL with reasonable prior notice of such special offers so that AOL can market their availability in the manner AOL deems appropriate in its editorial discretion.

     2.6 Advertising. AOL will have the exclusive right to sell advertisements, promotions, sponsorships or similar rights to third parties with respect to the Service (including the Welcome Mats and the Customized Infonautics Internet Site) ("Customized Site Advertisements"); provided, however, that Infonautics may present opportunities to AOL to create promotions or links on the Customized Infonautics Internet Site to sites maintained by other interactive marketing partners of AOL, which opportunities AOL will evaluate and any such promotions or links to which AOL agrees shall be subject to a mutually agreed-upon execution and revenue sharing arrangement (and such revenues shall constitute Advertising Revenues for purposes of this Agreement). As soon as reasonably practicable following the Effective Date, the Parties will mutually agree upon a written advertising program whereby the Parties, in coordination with each other, shall establish advertising inventory space and a plan for implementing such program. Infonautics will coordinate in good faith with AOL regarding the implementation of any Customized Site Advertisements sold by AOL. AOL shall, on a quarterly basis, pay Infonautics [*Confidential Treatment Requested*] of "Advertising Revenues" for Customized Site Advertisements sold by AOL.
          "Advertising Revenues" shall mean actual revenues collected by AOL from the sale of Customized Site Advertisements, net of "Sales Commission." "Sales Commission" shall mean either actual third party commissions paid by AOL, up to a cap of [*Confidential Treatment Requested*], or [*Confidential Treatment Requested*] in the case of Customized Site Advertisements sold directly through AOL's internal advertising sales force. AOL agrees not to sell advertisements, promotions, sponsorships or similar rights to appear on the Customized Infonautics Internet Site to any Infonautics Competitor with respect to the Exclusive Product without Infonautics' prior written approval.

     2.7  Performance and Customization of Infonautics Site.

          2.7.1 Performance; Technology. Infonautics shall optimize the Customized Infonautics Internet Site for distribution hereunder according to reasonable AOL specifications and guidelines (including without limitation any technical server speed/capacity specifications and standards and practices) to ensure that (i) the

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               functionality and features within the Customized Infonautics
               Internet Site are optimized for the client software then in use by a majority of AOL Members and (ii) the forms used in the Customized Infonautics Internet Site are designed and populated in a manner intended to minimize delays when AOL Members attempt to access such forms. Infonautics will ensure that the performance and availability of the Customized Infonautics Internet Site is monitored on a continuous 24/7 basis and remains competitive in all material respects with the performance and availability of other similar sites based on similar form technology. Notwithstanding the foregoing, AOL acknowledges that the Customized Infonautics Internet Site initially will not be operational during the hours of 4:00 a.m. to 7:00 a.m. Eastern Standard Time (as adjusted for daylight savings time) daily. Infonautics shall post a message on the main screen of the Customized Infonautics Internet Site notifying AOL Members of such period of inoperability. The Customized Infonautics Internet Site shall be operational on a continuous 24/7 basis by not later than December 31, 1998. AOL reserves the right to review the Customized Infonautics Internet Site to ensure that such site is compatible with AOL's then-available client and host software and the AOL Network. In the event AOL reasonably determines that the Customized Infonautics Internet Site is not compatible with AOL's then-available client and host software and the AOL Network, AOL shall notify Infonautics thereof and shall provide reasonable assistance (subject to the applicable provisions of Exhibit E, including "Production Work" and "Training and Support") to remedy such incompatibilities.

          2.7.2 Welcome Mats. Infonautics shall create and maintain at least two customized "welcome mat" pages (the "Welcome Mats"): one linking to the Customized Infonautics Internet Site from each of the Exclusive Screens. Infonautics will create additional contextual Welcome Mats as reasonably requested by AOL. The Welcome Mats will be developed in AOL's "Rainman" forms or such other AOL technology as AOL may reasonably designate. Each Welcome Mat will contain Infonautics Content appropriate for the AOL channel to which it is linked, together with links back to the channel and other relevant AOL Content.
                     The specific design, look and feel and other aspects of
                    the Welcome Mats shall be as mutually agreed upon by the
                    Parties. Infonautics will be responsible for the costs associated with production and maintenance of the Welcome Mats. To the extent that Infonautics requires AOL production assistance or resources in connection with the Welcome Mats, such services will be provided by AOL in accordance with the applicable provisions of Exhibit E.

          2.7.3     Links.  Except for advertising sold in accordance with
                    Section 2.6 above, the Customized Infonautics Internet Site will not contain any links to any third party site, absent the prior approval of AOL. Notwithstanding the foregoing, the Customized Infonautics Internet Site may contain editorial links from specific Content on the Customized Infonautics Internet Site to other related topics or titles outside the Customized Infonautics Internet Site, subject to the terms of this Agreement and provided that the primary purpose and effect of such link shall be to provide users of the Service with additional editorial Content and not commercial, promotional or advertising Content; provided, however, that AOL may reasonably request for commercial reasons (e.g., because of material loss of traffic from the AOL Network and/or the Customized Infonautics Internet Site) that any such link be discontinued and, upon such request, Infonautics shall promptly remove such link. AOL and Infonautics will work together to develop mutually acceptable links from the Customized Infonautics Internet Site back to the AOL


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                    Service. Infonautics will ensure that the Customized
                    Infonautics Internet Site does not in any respect promote, advertise, market or distribute the products, services or content of any other Interactive Service (except as part of editorial content not subject to Infonautics' control).

          2.7.4 Product Offering. Infonautics will ensure that the Customized Infonautics Internet Site includes substantially all of the products and other Content (including, without limitation, any features, offers, functionality or technology) that are then made available by or on behalf of Infonautics through any other distribution channel; provided, however, that (a) such inclusion will not be required where it is commercially or technically impractical to either Party (i.e., inclusion would cause either Party to incur substantial incremental costs or is prohibited pursuant to a contractual restriction on such Party) or if the Content in question does not bear a reasonable relation to the subject matter of the Content on the Service; and (b) the specific changes in scope, nature and/or offerings required by such inclusion will be subject to AOL's review and approval.

          2.7.5 Additional Site Operating Standards. Infonautics will maintain the Customized Infonautics Internet Site in accordance with the additional operating standards set forth on Exhibit B. In the event of Infonautics failure to cure a material breach of parts A and B of such operating standards within thirty (30) days of written notice thereof, AOL will be entitled (in addition to any other remedies available to AOL hereunder) to terminate the exclusivity restrictions contained in Section 1.4 herein.

3.   PAYMENTS AND REPORTING.

     3.1 Placement Fees. Infonautics shall pay AOL (i) Five Hundred Thousand Dollars ($500,000.00) upon execution of this Agreement and (ii) Five Hundred Thousand Dollars ($500,000.00) on or before [*Confidential Treatment Requested*]. In addition, commencing on the date (the "Quarterly Payment Commencement Date") which is six months after the first day of the calendar month in which the Commercial Launch Date occurs, Infonautics shall pay AOL six (6) quarterly payments of Five Hundred Thousand Dollars ($500,000.00) each. The first quarterly payment shall be due on the Quarterly Payment Commencement Date. Subsequent quarterly payments will be due on three month anniversary dates of the Quarterly Payment Commencement Date.

     3.2 Revenue Sharing. In addition to the fees described above, during each quarter of the Term, AOL will receive: [*Confidential Treatment Requested*] of End User Revenues until such time as Infonautics has earned [*Confidential Treatment Requested*] in Total Revenues during the applicable quarter; and [*Confidential Treatment Requested*] of End User Revenues during the remainder of the applicable quarter.
          Once Infonautics has earned an aggregate [*Confidential Treatment Requested*] in Total Revenues (the "Total Revenue Threshold"); AOL shall receive [*Confidential Treatment Requested*] of End User Revenues thereafter. "End User Revenues" shall mean all revenues actually collected by Infonautics in connection with the Service, including, without limitation, all per usage, per transaction and subscription-based fees paid by users of the AOL Network, but excluding Advertising Revenues (as defined above) paid to Infonautics by AOL and net of actual taxes, duties, credits and refunds. "Total Revenues" shall mean End User Revenues plus Infonautics' share of Advertising Revenues plus revenues generated from Multi-User Site Licenses. Infonautics shall pay AOL such revenues on a quarterly basis within thirty (30) days of the end of the quarter. For purposes of calculating payments due under Section 2.3 and this Section 3.2, the first quarter shall commence on the date


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          of Commercial Launch and each quarter thereafter shall commence on three month anniversary dates of Commercial Launch.

     3.3  Intentionally Deleted.

     3.4  Impressions Guarantee.

          3.4.1 The "Impressions Guarantee" shall mean [*Confidential Treatment Requested*] Impressions per year of the Initial Term. A minimum of [*Confidential Treatment Requested*] Impressions (the "Intermediate Threshold") from the Impressions Guarantee shall be generated by placement and/or promotion of Infonautics within the "Research and Learn Channel," the "WorkPlace Channel," or any specific successors thereof (collectively, the "Primary Channels"). The remainder of the Impressions Guarantee shall be generated by placement and/or promotion of Infonautics within either or both of the Primary Channels and/or any of the Other Areas. The "Other Areas" shall mean the "News," "Entertainment," "Computing," "Personal Finance," "Health," and "Families" Channels, the "Find" feature, and the "Welcome" area, or any specific successors thereof.

          3.4.2 AOL will not be obligated to provide Impressions in excess of the Impressions Guarantee, so long as the Intermediate Threshold is met. Any shortfall in Impressions from the Impressions Guarantee and/or the Intermediate Threshold at the end of a year will not be deemed a breach of this Agreement by AOL; any such shortfall from the Impressions Guarantee shall be added to the Impressions Guarantee for the subsequent year and any such shortfall from the Intermediate Threshold shall be added to the Intermediate Threshold for the subsequent year; provided, however, that from time to time during the Initial Term, at AOL's option, AOL may make up (a) any shortfall in Impressions from the Impressions Guarantee (or any portion thereof) in accordance with clause (ii) of Section 3.4.3 and/or
                    (b) any shortfall in Impressions from the Intermediate Threshold (or any portion thereof) in accordance with clause (ii) of Section 3.4.4.

          3.4.3 In the event there is a shortfall in Impressions from the Impressions Guarantee as of the end of the Initial Term (a "Guarantee Final Shortfall"), AOL will provide Infonautics, as its sole remedy, with either (i) an extension of the Initial Term for up to six (6) months without additional placement fees payable by Infonautics until the Impressions Guarantee is met, (ii) advertising placements in either or both of the Primary Channels and/or any of the Other Areas which shall have a total value, based on AOL's then-current advertising rate card, equal to the value of the Guarantee Final Shortfall [*Confidential Treatment Requested*], or (iii) some combination thereof, at AOL's option.

          3.4.4 In the event there is a shortfall in Impressions from the Intermediate Threshold as of the end of the Initial Term (an "Intermediate Threshold Final Shortfall"), AOL will provide Infonautics, as its sole remedy, with either (i) an extension of the Initial Term for up to six (6) months without additional placement fees payable by Infonautics until the Intermediate Threshold is met, (ii) advertising placements in either or both of the Primary Channels and/or any of the Other Areas which shall have a total value, based on AOL's then-current advertising rate card, equal to [*Confidential Treatment Requested*] of the value of the Intermediate Threshold Final Shortfall [*Confidential Treatment Requested*], or (iii) some combination thereof, at AOL's option.


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          3.4.5     Notwithstanding anything to the contrary in this Section,
                    any Impression generated by placement and/or promotion of Infonautics within either of the Primary Channels shall count toward both the Impressions Guarantee and the Intermediate Threshold. In the event AOL provides Impressions in excess of the Impressions Guarantee during any year, the Impressions Guarantee for the subsequent year shall be reduced by the amount of such windfall and in the event AOL provides Impressions in excess of the Intermediate Threshold during any year, the Intermediate Threshold for the subsequent year shall be reduced by the amount of such windfall. In the event that at any point during the Term, Infonautics has earned aggregate Total Revenues in excess of the Total Revenue Threshold, AOL's entire Impressions commitment for the remainder of the Term will be deemed satisfied.

     3.5 Wired Payments; Late Payments. All payments required under this Section will be paid in immediately available, non-refundable funds wired to AOL's account. All amounts owed hereunder not paid when due and payable may, at AOL's option, bear interest from the date such amounts are due and payable at the prime rate in effect at such time.

     3.6 Taxes. Infonautics will collect and pay and hold AOL harmless from, any sales, use, excise, import or export value added or similar tax or duty related to the Service and not based on AOL's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including reasonable, documented attorneys' fees.

     3.7 Sales Reports. In addition to any other reporting referenced herein, Infonautics will provide AOL in an automated manner with a monthly report (within seven (7) business days after the end of the month to which such report applies) in a mutually agreed upon format, detailing the following activity in such period (and any other information mutually agreed upon by the Parties or reasonably required for measuring revenue activity by Infonautics through the Customized Infonautics Internet Site): (i) summary sales information by day (date, number of new trial subscribers, new paying subscribers and cumulative paying subscribers, number of orders, total End User Revenues) and (ii) detailed sales information where available (order date/time stamp (if technically feasible), purchaser name and screenname, order description) (collectively, "Sales Reports"). AOL will be entitled to use the Sales Reports in its business operations, subject to the terms of this Agreement; provided, however, that AOL shall not disclose to third parties any individual user information provided to AOL by Infonautics (except as part of aggregated data), nor shall AOL use such information to solicit individual users in a manner that identifies such users as users of the Service. More generally, each payment to be made by Infonautics pursuant to Section
          3.2 will be accompanied by a report containing information which supports the payment.

     3.8 Fraudulent Transactions. Subject to applicable laws and regulations, Infonautics will provide AOL with a prompt report of any fraudulent order of which it has knowledge, including the date, screenname or e-mail address and amount associated with such order, promptly following Infonautics's obtaining knowledge in the normal course of Infonautics' operations that the order is, in fact, fraudulent.

     3.9 Other Reports. AOL shall make available to Infonautics a monthly report specifying for the prior month aggregate usage and Impressions with respect to Infonautics's presence on the AOL Network.
          Infonautics will supply AOL with monthly reports which reflect total impressions by AOL Members to the Customized Infonautics Internet Site during the prior month and "click-through" data with respect to the promotions specified in Section 1.1. Infonautics shall provide to AOL a monthly report documenting its compliance with the promotional commitments it has undertaken pursuant to this Agreement.

4.   TERM AND TERMINATION.

     4.1 Term. Unless earlier terminated as set forth herein, the initial term of this Agreement shall begin on the Effective Date and expire two (2) years from the Commercial Launch Date (the "Initial Term"). AOL will have a continuing right, at its option, to renew this Agreement for successive one year periods (each a "Renewal Term" and, with the Initial Term, the "Term") after the Initial Term or an early termination thereof on either Full Contract Terms (if applicable) or Partial Contract Terms, at AOL's option. AOL shall exercise its right to renew this Agreement by sending Infonautics written notice thereof not later than thirty (30) days prior to the expiration of the Initial Term or the then-current Renewal Term, which notice shall specify whether AOL elects Full Contract Terms (if applicable) or Partial Contract Terms for such Renewal Term. "Full Contract Terms" shall mean Infonautics shall continue to pay AOL placement fees of Five Hundred Thousand Dollars ($500,000) per quarter and all other terms and provisions of this Agreement shall apply during any such Renewal Term. AOL may elect Full Contract Terms only if Infonautics has earned aggregate Total Revenues during the Initial Term in excess of the Total Revenue Threshold. "Partial Contract Terms" shall mean the following terms shall apply: (i) AOL may, at its option, continue to point to the Customized Infonautics Internet Site and AOL shall receive Site License Revenues and (x) [*Confidential Treatment Requested*] of End User Revenues so long as Infonautics has not earned aggregate Total Revenues during the Term in excess of the Total Revenue Threshold and (y) [*Confidential Treatment Requested*] of End User Revenues once Infonautics has earned aggregate Total Revenues during the Term in excess of the Total Revenue Threshold; (ii) AOL will continue to be the exclusive seller of Customized Site Advertisements (and receive its share of Advertising Revenues), (iii) Infonautics will not be required to pay an additional guaranteed placement fee or provide any marketing or cross-promotion in support of AOL; and (iv) AOL will not have any placement or promotional obligations with respect to Infonautics, the Service or the Customized Infonautics Internet Site and neither AOL nor Infonautics shall be restricted to any exclusivity requirements or with respect to relationships with or promotions of any third parties; provided that
          (v) for so long as AOL may elect to maintain the AOL Service exclusivity commitments contained herein during a Renewal Term, Infonautics will continue to perform its cross-promotional and exclusivity obligations. AOL may elect Partial Contract Terms whether or not Infonautics has earned aggregate total revenues during the Initial Term in excess of the Total Revenue Threshold. In the event AOL elects to renew this Agreement on Partial Contract Terms, upon request by Infonautics, the Parties shall discuss in good faith a buyout by Infonautics of the remainder of the revenue sharing obligations during such Renewal Term.

     4.2 Termination Based On Competitive AOL Service. In the event that AOL elects to create and offer an AOL-branded or affiliated research service of the same nature as the Service (i.e., comprehensive, surcharged offering of periodicals for consumer/family or low-end business/workplace research) (an "AOL Research Service") for integration through the screens of the AOL Service covered by Infonautics' exclusivity, then AOL shall give Infonautics written notice of such election. AOL shall not launch the AOL Research Service through the screens covered by Infonautics' exclusivity earlier than six (6) months after the date of such notice and at any time after such notice, either Party may, at its option, upon six (6) months written notice to the other Party, cancel the remaining placement fee obligations under Section 3.1 of this Agreement (the "Cancellation Right"), provided that, for such remaining period, AOL will be relieved of any placement, promotion or exclusivity obligations, Infonautics shall be relieved of its promotion obligations, and AOL will refund to Infonautics a pro-rated amount of the placement fee, in which case AOL may, at its option, continue to point to the Customized Infonautics Internet Site and AOL shall receive Site License Revenues and (x) [*Confidential Treatment Requested*] of End User Revenues so long as Infonautics has not earned aggregate Total Revenues (during the Term and thereafter) in excess of the Total Revenue Threshold and (y) [*Confidential Treatment Requested*] of End User Revenues once Infonautics has earned aggregate Total Revenues (during the Term and thereafter) in excess of the Total Revenue Threshold and AOL will continue to be the exclusive seller of Customized Site Advertisements (and receive its share of Advertising Revenues) thereafter, provided, AOL shall not sell Customized Site Advertisements to any Infonautics Competitor (or the AOL research service provider) promoting the Exclusive Product (the "Continuing Arrangements"). Effective at any time after one (1) year from the date either party exercises the Cancellation Right, Infonautics may, upon sixty (60) days prior written notice to AOL, terminate the Continuing Arrangements.

     4.3 Termination for Breach. Except as expressly provided elsewhere in this Agreement, either Party may terminate this Agreement at any time in the event of a material breach of the Agreement by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party (or such shorter period as may be specified elsewhere in this Agreement); provided that AOL will not be required to provide notice to Infonautics in connection with Infonautics's failure to make any payment to AOL required hereunder and the cure period with respect to any scheduled payment shall be fifteen (15) days from the date for such payment provided for herein.

     4.4 Termination for Bankruptcy/Insolvency. Either Party may terminate this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment of any material portion of its assets for the benefit of creditors.

     4.5 Termination on Change of Control. In the event of a Change of Control of Infonautics resulting in control of Infonautics by an Interactive Service, AOL may terminate this Agreement by providing sixty (60) days prior written notice of such intent to terminate. If AOL elects to terminate this Agreement pursuant to this Section 4.5, and Infonautics is not in default of any provision of this Agreement (including the provision of Exhibit E entitled "Assignment"), then AOL shall refund, on a pro-rated basis, any portion of the placement fee paid by Infonautics pursuant to Section 3.1 which is applicable to a time period in which this Agreement is no longer in effect.

5. TERMS AND CONDITIONS. The additional, standard legal terms and conditions set forth on Exhibit E attached hereto are hereby made a part of this Agreement (as are the terms and conditions contained in the other Exhibits attached hereto).


     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

 AMERICA ONLINE, INC.                   INFONAUTICS CORPORATION



By: /s/ David M. Colburn                     By: /s/ Joshua Kopelman

Print Name  David M. Colburn                 Print Name: Joshua Kopelman

Title: Sr. Vice President               Title:  Executive Vice President

Date: 3-16-98                           Date:  March 12, 1998

                                        Tax ID/EIN#:  23-2838276

                                     EXHIBIT A

                               Description of Content

                         ELECTRIC LIBRARY BUSINESS EDITION
                                  CONTENT DATABASE
                        [*Confidential Treatment Requested*]


                               NEWSPAPERS & NEWSWIRES
A&G Information Services
Access Czech Republic Business Bulletin
Accounting Technology
Africa News Service
Africa News Service
Agence France-Presse
Airline Industry Information
Akwesasne Notes
Allentown Morning Call
ANCHORAGE DAILY NEWS
Arab American News
Arizona Business Gazette
Armenian Reporter, The
Asia Pulse
AsiaInfo Services
Asian Pages
AsianWeek
Atlanta Constitution, The
Atlanta Inquirer
Atlanta Journal and Constitution, The
Atlanta Journal, The
Au-Authm Action News
Audio Week
Austin American-Statesman
Austin Business Journal
Baltimore Afro-American
Baltimore Business Journal
Baltimore Jewish Times
Bangor Daily News  Bangor, ME
Baseball Weekly
Bay State Banner
Boston Herald
Boston Irish Reporter
Buffalo News
Business Daily
Business First Of Buffalo
Business First Of Columbus
Business First Of Louisville
Business Times
Business Wire
California Voice, The

Call and Post (Cincinnati)
Call and Post (Cleveland)
Call and Post (Columbus)
Cambridge Telecom Report
Cambridge Work-Group Computing Report
Canada Newswire
Capital District Business Review - Albany
Card Systems
Caribbean Today
Char-Koosta News
Cherokee Advocate
Cherokee Observer, The
Chicago Citizen
Chicago Independent Bulletin
Chicago Sun-Times
Chicago Weekend
Christian Science Monitor, The
Cincinnati Business Courier
Circle, The
Cleveland Jewish News
Columbian, The
Columbus Times
Comline - Automobiles and Transporation
Comline - Chemicals & Materials
Comline - Computers
Comline - Consumer Goods
Comline - Electronics
Comline - Healthcare and Biotechnology
Comline - Korea Economic Weekly
Comline - Telecommunications
Comline - Tokyo Financial Wire
Commerce Business Daily
Communications Daily
Community Contact
Community Contact
Compass Middle East News Service
Consumer Electronics
Consumer Multimedia Report
Corporate IT Update
Daily News
Daily Telegraph, The
Dallas Business Journal
Data Broadcasting News
Daybreak
Dayton Daily News
Denver Business Journal
Denver Post
Diario Las Americas
Domes
El Bohemio News
El Diario/La Prensa
El Latino San Diego
El Mundo (Boston)

El Mundo (Oakland)
El Nuevo Herald
El Pregonero
El Sol de Texas
El Sol Del Valle
Ethiopian Review
Evening Standard
Federal News Service - Congressional Hearing Testimonies
Federal News Service - Daybook
Federal News Service - Kremlin Package
Federal News Service - Mid-East Newswire
Federal News Service - Washington Package
Filipino Express, The
Filipino Reporter
Florida Today
Foreign Report
Fort Apache Scout
Forward
Gaither Reporter
Gannett News Service
Greater Phoenix Jewish News
Greensboro News & Record
Health Data Management
Health Data Network News
High Tech Marketing
HimoNews
Hinduism Today
Hong Kong Standard
Horizontes
Houston Business Journal
Hyde Park Citizen
Impacto Latin News
Independent
Independent on Sunday
India Abroad
Indian Country Today (Lakota Times)
Indianapolis Recorder
Information Technology Contracts
Intelligencer Journal  Lancaster, PA
Inter Press Service English News Wire
International Defense Review
International Examiner
International Herald Tribune
Internet Business News
Investor's Business Daily
Irish Voice
Israel Faxx
Italian Voice, The
ITAR-TASS
Jacksonville Business Journal
Jakarta Post, The
Jane's Airport Review
Jane's Defence Upgrades

Jane's Defence Weekly
Jane's Intelligence Review
Jane's Navy International
Jerusalem Post
Jewish Advocate, The
Jewish Exponent
Jewish Journal
Jewish News of Greater Phoenix
Jewish Press, The
Jewish Telegraphic Agency
Jewish Week, The
Journal of Blacks in Higher Education, The
Journal of Business Strategy
Kansas City Business Journal
Korea Times
La Opinion
La Prensa
La Prensa de San Antonio
La Voz de Colorado
La Voz de Houston
Little India
LLoyd's List International
Los Angeles Daily News
Los Angeles Sentinel
Los Angeles Times
M2 Presswire
Magill's Survey of Cinema
Managed Care Outlook
Managed Pharmaceutical Report
Metro Reporter
MetroWest Jewish News
Miami Times
Michigan Chronicle
Michigan Citizen
Mobile Communications Report
Mobile Matters
Morning Star - Wilmington, N.C.
Mundo Hispanico
Nashville Banner
Nation, The
National Mortgage News
Network Journal, The
New Pittsburgh Courier
New Straits Times
New Truth & TV Extra
New York Amsterdam News
New York Beacon, The
New York Voice Inc./Harlem USA
News From Indian Country
News India
News, The
Newsbytes News Network
Newsday

Northern California Jewish Bulletin
Northwest Asian Weekly
Northwest Nikkei
Novedades
Oakland Post
Ojibwe News, The
Omaha World-Herald
Orange County Business Journal
Orlando Business Journal
Pacific Business News - Honolulu
Peoria Journal Star
Personal Computing
Philadelphia Tribune, The
Pittsburgh Post-Gazette
Polish-American Journal
Portland Press Herald
Portland Skanner
Practical Accountant
Precinct Reporter
Public Broadcasting Report
Puget Sound Business Journal - Seattle/Tacoma
Red Sticks Press
Reunion
Reuters Business Report
Reuters World Service
Richmond Afro-American
Richmond Times-Dispatch
Roanoke Times & World News
Rocky Mountain News
Russian Business News
Sacramento Observer
San Antonio Business Journal
San Antonio Express-News
San Francisco Business Times
San Francisco Examiner
Sarasota Herald-Tribune
SATnews
Seattle Post-Intelligencer
Seattle Skanner
Seminole Tribune
Sho-Ban News
South American Business Information
South Asia Times
South Asian Business Analyst
South China Morning Post
South Florida Business Journal - Miami
Sports Network, The
St. Petersburg Times
Star, The
Sun-Sentinel  Ft. Lauderdale
Sun Reporter, The
Sunday News
Sunday Star-Times

Sunday Telegraph, The
Sunday Times - London
Tampa Bay Business Journal
Telecom Worldwire
Telegram & Gazette  Worcester, MA
Tennessee Tribune, The
The Arizona Daily Star
The Arizona Republic
The Atlantic Monthly
The Baltimore Sun
The Baton Rouge Advocate
The Budapest Sun
The Business Journal - Charlotte
The Business Journal - Phoenix
The Business Journal - Portland
The Business Journal - San Jose
The Business Press  Ontario, CA
The Cincinnati Enquirer
The Cincinnati Post
The Columbus Dispatch
The Commercial Appeal  Memphis, TN
The Daily Oklahoman
The Daily Record (Baltimore)
The Daily Reporter  Milwaukee, WI
The Des Moines Register
The Detroit News
The Dominion
The Evansville Courier
The Evening Post
The Florida Times-Union
The Fort Worth Star-Telegram
The Free China Journal
The Fresno Bee
The Gazette
The Guardian
The Hartford Courant
The Herald  Rock Hill, SC
The Idaho Statesman
The Irish Times
The Kansas City Star
The Knoxville News-Sentinel
The Las Vegas Review-Journal
The Miami Herald
The Milwaukee Journal Sentinel
The New Straits Times
The News Tribune  Tacoma, WA
The Observer
The Orange County Register
The Pantagraph  Bloomington, IL
The Patriot Ledger   Quincy, MA
The Philadelphia Inquirer
The Press
The Press-Enterprise  Riverside, CA

The Press Democrat  Santa Rosa, CA
The Providence Journal-Bulletin
The Record, Northern New Jersey
The Sacramento Bee
The Salt Lake Tribune
The San Diego Union-Tribune
The San Francisco Chronicle
The Spokesman Review
The State Journal-Register     Springfield, IL
The Tennessean
The Times of London
The Tucson Citizen
The Virginian-Pilot and The Ledger-Star, Norfolk, VA
The Wall Street Transcript Digest
Timaru Herald
Times Union  (Albany, NY)
Tri-State Defender
Triangle Business Journal - Raleigh/Durham
Tulsa World
Tundra Times
U.S. Banker
U.S. Newswire
Ukrainian Weekly, The
University Wire
US Newswire
USA Today
USA Weekend
VandeBerg World Report, The
Voice, The
Waikato Times
Washington Afro-American
Washington Business Journal
Washington Informer
Washington Times, The
We/MbI
Weekly Journal, The
Wichita Business Journal
Wind River News
Wisconsin State Journal
World Paper
Worldwide Computer Product News
York Magazine
York Weekly Record



                                    PHOTOGRAPHS
AIMS Multimedia
Archive Photos
Index Stock Photography, Inc
Reuters Toppix News and Sports

                                        MAPS

GeoSystems
MAGELLAN Geographix (TM)
MAGELLAN Maps Of The World


                     TELEVISION, RADIO & GOVERNMENT TRANSCRIPTS
ABC 20/20
ABC Good Morning America
ABC Good Morning America Sunday
ABC Nightline
ABC Primetime Live
ABC Special Report
ABC This Week
ABC Turning Point
ABC World News Saturday
ABC World News Sunday
ABC World News This Morning
ABC World News Tonight with Peter Jennings
All Things Considered (NPR)
Before Hours
Biz Buzz
Business Day
Business Unusual
Capital Ideas
Capitol Hill Press Releases
Capitol Report
Cavuto Business Report  (Fox News Network), The
Congressional Testimony
Digital Jam
Family Values(CNNfn)
Fresh Air (NPR)
Gibbs Business Report, The (Fox News Network)
In Play (CNNfn)
In the Game
It's Only Money
Media Show, The
Moneyline with Lou Dobbs
Morning Edition
Most Toys, The
MSNBC BusinessVideo
MSNBC Private Financial Network
MSNBC Professional
Nightly Business Report
Regulatory Intelligence Data
Sports, Inc. (CNNfn)
Street Sweep (CNNfn)
Take It Personally
Talk of the Nation
Talk of the Nation Science Friday (NPR)
Trading Places (CNNfn)
Wall Street Corporate Reporter
Washington Transcript Service
Weekend All Things Considered (NPR)

Weekend Edition - Saturday (NPR)
Weekend Edition - Sunday (NPR)
Weekend Edition (NPR)
Weekly Edition (NPR)
Weekend Saturday (NPR)
Weekend Sunday (NPR)
Who's In Charge (CNNfn)


                        BOOKS, REFERENCE & FINANCIAL REPORTS
10 Minute Guide To: Long-Term Retirement Planning
10 Minute Guide To: Mutual Funds
10 Minute Guide To: Paying For College
10 Minute Guide To: Personal Finance For Newlyweds
10 Minute Guide To: Retirement For Women
10 Minute Guide To: Short-Term Retirement Planning
10 Minute Guide To: Smart Borrowing
Argentina Business
Australia Business
Bible (King James Version)
Calendar of Literary Events
Canada Business
Changing Health Care: Creating Tomorrow's Winning Health Enterprise Today China Business
Cineman Syndicate
Colliers Encyclopedia CD-ROM
Complete Book of Colleges, The
Complete Works of Shakespeare, The
Corptech Capsule Reports
Countries of the World
Customer Intimacy
Dictionary of Cultural Literacy, The
Equal Protection (Exploring the Constitution Series)
Events Day-By-Day
Freedom of Speech, Press, and Assembly (Exploring the Constitution Series) Great American Gripe Book II, The
Great Works of Literature
History of the World
Hong Kong Business
Hoover's Company Profiles
How the New Technology Works: A Guide to High-tech Concepts
Immigration: Social Issues in American History
Japan Business
Korea Business
Lesko's Info-Power II
Mexican Business
Multicultural Cookbook For Students, The
Multimedia Technology from A to Z
New York Public Library Book of Popular Americana, The
New York Public Library Science Desk Reference, The
Newly Independent States of Eurasia : Handbook of Former Soviet Republics, The Outstanding Women Athletes: Who They Are and How They Influenced Sports In
 America
Passport Brazil

Passport China
Passport France
Passport Germany
Passport Hong Kong
Passport India
Passport Indonesia
Passport Israel
Passport Italy
Passport Japan
Passport Korea
Passport Mexico
Passport Philippines
Passport South Africa
Passport Spain
Passport Taiwan
Passport Thailand
Passport United Kingdom
Passport USA
Passport Vietnam
Philippines Business
Picturesque Expressions: A Thematic Dictionary
Pursuit of Prime, The
Pursuit of the Presidency : '92 and Beyond, The
Reader's Companion to American History, The
Search, Seizure, and Privacy (Exploring the Constitution Series)
Separation of Church and State (Exploring the Constitution Series), The Similes Dictionary
Singapore Business
Stack of Decades
Stack of Lists
Staples for Success
Student Advantage Guide to the Best 310 Colleges, The
Student Advantage Guide to The Best Business Schools
Student Advantage Guide to the Best Law Schools
Student Contact Book, The
Taiwan Business
U.S. History
US Business
Wall Street Words
Webster's NewWorld Dictionary
Webster's NewWorld Thesaurus
World Almanac and Book of Facts 1997, The
World Almanac of the U.S.A., 1996 Edition, The
World Almanac of U.S. Politics 1997, The
World Fact Book
World On Time, The

                                MAGAZINES & JOURNALS
A. Magazine
ABA Bank Compliance
ABA Bank Security & Fraud Prevention
ABA Banking Journal
ABA's Financial Services Industry Trends about time...Magazine
Abya Yala News
ACA Journal
ACA News
Academy of Management Executive
Academy of Management Journal
Academy of Management Review
Accent on Living
Access Control & Security Systems Integration
Accountancy Ireland
Accounting & Finance
Accounting Education News
Accounting Historians Journal
Accounting Horizons
Accounting Technology
Accounting Today
ACM Computing Surveys
ACT
Adhesives Age
Administrative Science Quarterly
Administrative Science Quarterly
Adolescence
Advertising & Marketing Review
Africa Today
African Business
Agency Sales Magazine
Agiculture Resources:  Inputs Situation and Outlook Report
Aging
Agri Finance
Agricultural Research
AIM: Armenian International Magazine
Airfinance Journal
Alberta Report/Western Report
Alcohol Health & Research World
American Agent & Broker
American Astrology
American Business Law Journal
American City & County-Registered Trademark-
American Demographics
American Economic Review
American Economist
American Enterprise
American Family Physician
American Indian Quarterly, The
American Journal of Agricultural Economics
American Journal of Agricultural Economics
American Journal of Economics & Sociology
American Journal of International Law
American Journal of Public Health
American Libraries
American Machinist
American Printer-Registered Trademark-
American Record Guide

American Rehabilitation
American Salesman, The
American Society for Information Science. Bulletin
American Spectator, The
American Statistician
Americas (English Edition)
America's Community Banker
America's Network
ANQ
Antioch Review, The
Apparel Industry Magazine
Appliance Manufacturer
Appraisal Journal
Arab Studies Quarterly (ASQ)
Architectural Review
Archives of Environmental Health
Ardell Welness Report
Armed Forces Comptroller
Arms Control Today
Art Bulletin, The
Art Journal
Arts & Activities
Arts Education Policy Review
AS&U, American School & University
Asia Pacific Journal of Operational Research
Asiamoney
Asian Affairs: An American Review
Asian Business
Association Management
Attorney CPA
Audiotex Update
Auditing: A Journal of Practice & Theory
Auditor's report
Australian Accountant
Australian Tax Forum
Automatic I.D. News
Automotive Manufacturing & Production
Backpacker
Bank Accounting & Finance
Bank Loan Report
Bank Marketing
Bank Network News
Bank News
Bank of Canada Review
Bank of England Quarterly Bulletin
Bank Operations Bulletin
Bank Personnel News
Bank Systems & Technology
Bank Technology News
Banker
Bankers News
Bankers Research / Funds Transfer Report
Banking Strategies

Banking Technology
Barclays Economic Review
Baylor Business Review
BE Radio
Behavioral Health Management
Behavioral Medicine
Benefits & Compensation International
Benefits Quarterly
Bicycling
Bilingual Research Journal
Billboard Charts
Biotech Business
Biotech Equipment Update
Biotech Financial Reports
Black Collegian, The
Black Enterprise
Black Issues In Higher Education
Black Professional
Body Bulletin
Book Publishing Report
BPI Daily Entertainment Report from the Hollywood Reporter and Billboard
Magazine
Brazzil
British Journal of Psychology
British Journal of Psychology
British Medical Journal (International)
Broadcast Engineering
Bulletin of the Atomic Scientists
Business & Economic Review
Business & Health
Business America
Business Communications Review
Business Credit
Business Economics
Business Ethics Quarterly
Business Forum
Business History Review
Business Korea
Business Mexico
Business Perspectives
Business Quarterly
Business Review (Federal Reserve Bank of Philadelphia)
Business Today
CA Magazine
CAD/CAM Update
CADalyst
California Management Review
Canada and the World Backgrounder
Canadian Banker
Canadian Business Review
Canadian Journal of Administrative Sciences
Canadian Manager
Canadian Mining Journal
Canadian Musician

Canadian Plastics
Canadian Shareowner
Canadian Underwriter
Candy Industry
Capacity Management Review
Career Development Quarterly
Catalog Age
Cato Journal
CBA Reports
CD-ROM Database
CD Computing News
Cellular & Mobile International
Cellular Business
Central European
Chain Store Age
Challenge
Change
Charter
Charter
Chemical Market Reporter
Chemical Week
Chicago Review
Chief Executive
Childhood Education
Chronicle of Higher Education
Cineaste
Civil Engineering
Clearing House, The
Club Management
CMA magazine
CMA Magazine
College & Research Libraries
College Literature
College Teaching
Colonial Homes
Colorado Business Magazine
Commentary
Commercial Law Bulletin
Commercial Law Journal
Commercial Lending Review
Commercial Real Estate South
Common Cause Magazine
Commonweal
Communication Quarterly
Communication World
Communications & the Law
Communications International
Communications News
Communications of the ACM
CommunicationsWeek
Comparative Economic Studies
Compensation and Benefits Review
Computer Dealer News

Computer Protocols
Computer Reseller Week
Computer Retail Week
Computer Security Journal
Computer Technology Review
Computer Workstations
Computers in Libraries
Computerworld
Computerworld Campus Edition
Computerworld Client/Server Journal
Computerworld Electronic Commerce Journal
Computerworld Emmerce
Computerworld Financial Services Journal
Computerworld Global 100
Computerworld Global Innovators
Computerworld Health Care Journal
Computerworld Inner Visions
Computerworld Intranets
Computerworld Leadership Series
Computerworld Premier 100
Computerworld Retail Journal
Computerworld Smithsonian Awards
Computerworld Telecom Journal
Computerworld The 100 Best Places to Work
Computerworld's 1995 CEO/CFO survey
Computing Canada
Concrete Products-Registered Trademark-
Construction Review
Consultants News
Consumer Comments
Consumer Policy Review
Consumers' Research Magazine
Contempora Magazine
Contemporary Accounting Research
Contemporary Economic Policy
Contracting Business
Controllers Update
Cornell Hotel & Restaurant Administration Quarterly
Corporate Finance
Corporate Location
Cosmopolitan
Cost Engineering
Cost Management Update
Country Living
Countryside & Small Stock Journal
CPA Client Bulletin
CPA Client Tax Letter
CPA Letter
CPA Management Consultant
CPCU Journal
Credit Card Management
Credit Card News
Credit Control

Credit Union Magazine
Credit Union Management
Credit Union News
Credit World
Criminal Justice Ethics
Criminology
Critique: Studies in Contemporary Fiction
Current
Dairy Industries International
Database
Dealernews
Dealerscope Consumer Electronics Marketplace
Decision Sciences
Defense Transportation Journal
Demography
Dental Economics
Dermatology Times
Diabetes Forecast
differences: A Journal of Feminist Cultural Studies
Direct Marketing
Directors & Boards
Disclosure
Discount Merchandiser
Discount Store News
Discover Magazine
Drug & Cosmetic Industry
Drug Topics
E Magazine
E Media Professional
East Asian Executive Reports
East European Quarterly
Eastern Economic Journal
Economic Geography
Economic Inquiry
Economic Perspectives (Federal Reserve Bank of Chicago)
Economic Policy Review
Economic Quarterly (Federal Reserve Bank of Richmond)
Economic Record (Australia)
Economic Review (Federal Reserve Bank of Atlanta)
Economic Review (Federal Reserve Bank of Dallas)
Economic Review (Federal Reserve Bank of Kansas City)
Economist, The
EDI Update International
Education
Educational Marketer
EEO BiMonthly, Equal Employment Opportunity Career Journal
Egypt Today
Electrical Construction & Maintenance-Registered Trademark-
Electricity Journal
Electro Manufacturing
Electronic Buyer News
Electronic Design
Electronic Engineering Times

Electronic Information Report
Electronic News
Electronic News
Electronics Now
Emerge
Employee Benefit Plan Review
Employee Benefits Quarterly
Engineering & Mining Journal-Registered Trademark-
Engineering Economist
Entertainment Weekly
Entrepreneurship: Theory & Practice
Environment
Environmental Solutions
Equipment Leasing Today
Esquire
Essays in Literature
Essence
Euromoney
Europe: Magazine of the European Community
European Business Journal
European, The
Euroweek
Everybody's: The Caribbean-American Magazine
Executive Accountant
Executive Excellence
Executive Forum
Executive Speeches
Explicator, The
Facilities Design & Management
FBI Law Enforcement Bulletin, The
FDA Consumer
Federal Probation
Federal Reserve Bank of Minneapolis Quarterly Review
Federal Reserve Bank of Minneapolis: The Region
Federal Reserve Bank of San Francisco Economic Review
Federal Reserve Bank of St. Louis Review
Fedgazette
Filipinas
Finance Forum
Financial Analysts Journal
Financial Executive
Financial Independence
Financial Management
Financial Market Trends (France)
Financial Technology International Bulletin
Financial World
Fiscal Notes
Fiscal Studies
Fleet Owner
Focus
Focus on Autistic Behavior
Folio: The Magazine for Magazine Management
Food Review

Food Service Distributor
Forbes ASAP
Forbes Magazine
Forecast
Foreign Policy
Fortune
Foundry Management & Technology
Franchising World
Frontiers of Health Services Management
Fund Raising Management
FX Manager
Genetic, Social, and General Psychology Monographs
Geo Info Systems
Geographical Review, The
George Washington Journal of International Law & Economics
Geriatrics
German Life
Germanic Review, The
Getting Results...For The Hands-On Manager
Global Economic Outlook
Global Finance
Global Investor
Global Telephony
Going Public: The IPO Reporter
Good Housekeeping
Government Accountants Journal
Government Accounting Office Report
Government Executive
Government Union Review
Grounds Maintenance
GUI Program News
Harper's Bazaar
Harvard Educational Review
Harvard Journal of Law & Public Policy
Hastings Center Report
Headway
Health Care Management Review
Health Care Strategic Management
Health Care Supervisor
Health Industry Today
Health Management Technology
Health Management Technology-Registered Trademark-
Health Quest: The Publication of Black Wellness
Health Services Research
Health Systems Review
Healthcare Executive
Healthcare Financial Management
Healthcare Forum Journal
Healthfacts
Heart & Soul
Heating, Piping, Air Conditioning
Hispanic
Hispanic Engineer

Hispanic Outlook in Higher Education, The
Hispanic Times Magazine
Historical Methods
History Today
History: Review of New Books
HomePC
Hoosier Banker
Horn Book Magazine, The
Horticulture, The Art of American Gardening
Hospital & Health Services Administration
Hospital Development
Hospital Materials Management
Hospital Materiel Management Quarterly
Hospital Topics
Hospitals & Health Networks
Hotel & Motel Management
House Beautiful
HR Focus
HR Magazine
Human Resource Development Quarterly
Human Resource Management Journal
Human Resource Planning
Human Resources Forum
Human Systems Management
Humanist, The
Hydraulics & Pneumatics
Hypatia
IBAR
IBM Journal of Research & Development
IBM Systems Journal
IIE Solutions
IIE Transactions
Imaging Update
In Our Opinion
In Style
Inc.
Incentive
Independent Banker
India Currents
India Worldwide
Indianapolis Business Journal
Industrial & Labor Relations Review
Industrial Environment
Industrial Management
Industry Forum
Industry Week
Information Forum
Information Management Forum
Information Technology & Libraries
Information Technology for Development
Information Today
Information World Review
InformationWeek

InfoTech Update
Infoworld
Inside
Insight Magazine
Insurance & Technology
Insurance Brokers Monthly & Insurance Advisor
Insurance Systems Bulletin
Interavia
Internal Auditor
Internal Auditor
International Business
International Commercial Litigation
International Economic Review
International Financial Law Review
International Insurance Monitor
International Journal of Commerce & Management
International Journal of Food Sciences & Nutrition
International Journal of Government Auditing
International Journal of Organizational Analysis
International Journal of Purchasing & Materials Management
International Labour Review
International Monetary Fund Staff Papers
International Securities Lending
International Small Business Journal
International Studies of Management & Organization
International Tax Digest
International Tax Report
International Tax Review
International Trade Forum
International Wildlife
InternetWeek
Intervention in School and Clinic
Investment Dealers Digest
Irish America
Iron Age New Steel
Issues & Views
Issues in Accounting Education
Issues in Law & Medicine
Issues in Science & Technology
Journal of Accountancy
Journal of Accounting Literature
Journal of Accounting Research
Journal of Advertising
Journal of Advertising
Journal of Advertising Research
Journal of African Travel Writing, The
Journal of Agricultural Lending
Journal of American College Health
Journal of Applied Business Research
Journal of Arts Management, Law & Society
Journal of Asian Business
Journal of Bank Cost & Management Accounting
Journal of Broadcasting & Electronic Media

Journal of Business & Economic Statistics
Journal of Business Communication
Journal of Business Ethics
Journal of Business Forecasting Methods & Systems
Journal of Business Logistics
Journal of Business Strategy
Journal of Career Planning & Employment
Journal of Chemical Education
Journal of Consumer Affairs
Journal of Consumer Affairs
Journal of Development Studies
Journal of Economic Education
Journal of Economic Issues
Journal of Economic Issues
Journal of Education for Business
Journal of Educational Research
Journal of Electronic Defense
Journal of Emotional and Behavioral Disorders
Journal of Environmental Education
Journal of Environmental Health
Journal of Experimental Education
Journal of Finance
Journal of Financial & Quantitative Analysis
Journal of Financial Planning
Journal of Financial Research
Journal of Financial Statement Analysis
Journal of General Psychology, The
Journal of Genetic Psychology
Journal of Group Psychotherapy, Psychodrama & Sociometry
Journal of Health Care Finance
Journal of Insurance Regulation
Journal of Interamerican Studies & World Affairs
Journal of International Business Studies
Journal of Investing
Journal of Labor Research
Journal of Learning Disabilities
Journal of Lending & Credit Risk Management
Journal of Macromarketing
Journal of Management Consulting
Journal of Management Information Systems
Journal of Managerial Issues
Journal of Manufacturing Systems
Journal of Marketing
Journal of Marketing Research
Journal of Military History
Journal of Money, Credit & Banking
Journal of Occupational & Organizational Psychology
Journal of Personal Selling & Sales Management
Journal of Popular Film and Television
Journal of Portfolio Management
Journal of Post Keynesian Economics
Journal of Project Finance
Journal of Property Management

Journal of Psychology, The
Journal of Public Policy & Marketing
Journal of Quality Technology
Journal of Rehabilitation, The
Journal of Small Business Management
Journal of Social History
Journal of Social Psychology, The
Journal of Social, Political & Economic Studies
Journal of Special Education
Journal of Sport Behavior
Journal of the American Society of CLU & ChFC
Journal of the American Taxation Association
Journal of the Association for Computing Machinery
Journal of the Market Research Society
Kentucky Banker
Kiplinger's Personal Finance Magazine
La Familia de la Ciudad
LAN Product News
Lancet
Life
Life & Health Insurance Sales
Life Association News
Lighting Dimensions
Lilith
LIMRA's MarketFacts
Link-Up
Literary Review, The
Lodging Hospitality
Machine Design
Maclean's
Macworld
Mainframe Computing
Manage
Management-Auckland
Management Accounting
Management Accounting (British)
Management International Review
Management Quarterly
Management Review
Management Services
Management Today
Managing Office Technology
Manufacturing Engineering
Manufacturing Systems
Marine Fisheries Review
Marketing
Marketing Forum
Marketing Management
Marketing News
Marketing Research: A Magazine of Management & Applications
Marketing Tools
Marketing Week (UK)
Material Handling Engineering

Mechanical Engineering
Medical Economics
Medical Letter on Drugs & Therapeutics
Medical Marketing & Media
Medical Update
Melus
Memphis Business Journal
Memphis Health Care News
Men's Health
Mergers & Acquisitions
Mergers & Acquisitions Report
Metal Center News
Metal Heat Treating Digest
Michigan CPA
Mid-Atlantic Journal of Business
Middle East Journal
Middle East Policy
Midwest Real Estate News
Millimeter
Minority Business Entrepreneur (MBE)
MIS Quarterly
Mobile Radio Technology
Modem Users News
Modern Bulk Transporter
Modern Medicine
Modern Paint & Coatings
Modern Power Systems
Moment
Money
Monthly Labor Review
Monthly Review
Mortgage-Backed Securities Letter
Mortgage Banking
Mother Earth News
Mother Jones
Motor Boating & Sailing
Multimedia Publisher
Multinational Business Review
NABJ Journal
National Contract Management Journal
National Forum
National Institute Economic Review
National Miority Politics
National Mortgage News
National Public Accountant
National Real Estate Investor
National Real Estate Investor-Registered Trademark-
National Review
National Tax Journal
National Underwriter (Life/Health/Financial Services)
National Underwriter (Property/Casualty/Employee Benefits)
National Wildlife
Nation's Business

Nation's Business
Nation's Restaurant News
NetGuide
Network 25, The
Network Computing
Network World
Networks Update
New Accountant
New England Economic Review
New Leader, The
New Perspectives Quarterly
New Republic, The
New Statesman & Society
New Statesman (1996)
New Telecom Quarterly
New Zealand Journal of Industrial Relations
New Zealand Manufacturer
Newspaper Financial Executives Quarterly
Newspaper Research Journal
Nonprofit World
NPN: National Petroleum News
Nursing Homes
Occupational Hazards
Occupational Outlook Quarterly
OECD Economic Outlook
OECD Observer
OEM Magazine
OH&S Canada
Ohio CPA Journal, The
Oil & Gas Investor
Oil & Gas Journal
Online
Online Product News
Ophthalmology Times
Organic Gardening
Organization Studies
Organizational Dynamics
Orient
Origination News
Pacific Affairs
Paper, Film & Foil Converter-Registered Trademark-
Paperboard Packaging
Parenting Today's Teen
Patient Care
Payment Systems Report
PC Business Products
PC World
Pediatrics for Parents
Pennsylvania CPA Journal
People
People Management
Perspectives on Political  Science
Pest Control

Pharmaceutical Executive
Philosophy East and West
Physician Executive
Physician's Management
Pit & Quarry
Planner
Ploughshares
Policy Review
Policy Studies Journal
Political Research Quarterly
Popular Mechanics
Popular Science
Population Bulletin
Power Engineering
Practical Accountant
Practical Lawyer
Practical Litigator
Practical Real Estate Lawyer
Practical Tax Lawyer
Practicing CPA
President
Presidential Studies Quarterly
Preventing School Failure
Prevention
Printed Circuit Design
Production & Inventory Management Journal
Productivity Software
Professional Sound
Progressive, The
Project & Trade Finance
Psychiatry
Psychology Today
Public Administration Quarterly
Public Administration Review
Public Health Reports
Public Interest, The
Public Management
Public Personnel Management
Public Relations Quarterly
Public Roads
Public Utilities Fortnightly
Quality
Quality Progress
Quarterly Black Review of Books
Quarterly Journal of Business and Economics
RBOC Update
RE:view
Real Estate Economics
Real Estate Finance
Real Estate Finance Today
Real Estate Issues
Reason
Records Management Quarterly

Redbook
Regional Economic Digest (Federal Reserve Bank of Kansas City)
Regional Economist
Remedial and Special Education
Research-Technology Management
Research in African Literatures
Resource
Response TV
Restaurant Business
Restaurant Hospitality
Retail Delivery Strategies
Review of Business
Review of Economic Studies
Review of Financial Economics
Review of Public Personnel Administration
ReVision
Risk Management
RN
Robotics World
Rocks & Minerals
Romance Quarterly
Runner's World
Rural Telecommunications
Russian & East European Finance & Trade
Russian Social Science Review
Sales & Marketing Management
SAM Advanced Management Journal
Sarasota Magazine
Satellite Communications
Satellite Communications-Registered Trademark-
Satellite Week
Saturday Evening Post
Science Activities
Security Management
Service Industries Journal
Shopping Center World
Sierra
Singapore Management Review
Situation and Outlook Report.  Livestock and Poultry
Situation and Outlook Report.  Rice
Situation and Outlook Report. Cotton and Wool
Situation and Outlook Report. Former USSR Agriculture and Trade Report Small Business Economic Trends
Soap Perfumery & Cosmetics
Social Forces
Social Studies, The
Sociology of Religion
Softbase
Software Magazine
Southern Communication Journal
Southern Review
Soybean Digest
Spectrum: The Journal of State Government

Sporting Goods Business
Sports Afield
Sports Illustrated
St John's Law Review
Standard Federal Tax Reports. Taxes on Parade
State Tax Review
Successful Meetings
Supermarket Business
Supply Management
Survey of Current Business
Symposium
T H E Journal (Technological Horizons In Education)
Take Charge Assistant
Target Marketing
Tax Adviser
Tax Executive
Tax Management Financial Planning Journal
Tax Management International Journal
Tax Management Memorandum
Tax Management Real Estate Journal
Tax Management: Compensation Planning Journal
Tax Management: Estates Gifts & Trusts Journal
Taxes
Taxline
TCI (Theatre Crafts International)
Technical Communication
Technology & Learning
Technology Review
Tele-Service News
Telecommunications (Americas Edition)
Telecommunications (International Edition)
Telemarketing & Call Center Scolutions
Telephone IP News
Telephony
Television Digest
Texas Banking
Texas Business Review
Textile World
Theological Studies
Theweek
Time
Time International
Topics in Early Childhood Special Education
Town & Country Monthly
Trailer/Body Builders
Training
Training & Development
Training and Development Forum
Transactions of AACE International
Transmission & Distribution World
Transportation & Distribution
Transportation Journal
Trust & Financial Advisor

Trust Letter
Trusts & Estates-Registered Trademark-
Twentieth Century Literature
UNIX Review
UNIX Update
Urology Times
US Black Engineer
US Department of State Dispatch
US News & World Report
USBanker
Vanderbilt Law Review
VarBusiness
Verbatim
Veterinary Economics
Victorian Studies
Video Librarian
Video Week
Wall Street & Technology
Ward's Auto World-Registered Trademark-
Ward's Dealer Business
Warren's Cable Regulation Monitor
Warren's Telecom Regulation Monitor
Washington Technology
Water Engineering & Management
Weatherwise
Weekly Compilation of Presidential Documents
Weekly Corporate Growth Report
Western Journal of Communication
Whispering Winds
Wilson Quarterly, The
WIN News
Windows
Wireless World
Women and Language
Workforce
Working Woman
Worklife Report
World & I, The
World Affairs
World Bank Research Observer
World Broadcast News
World Literature Today
World Policy Journal
World Trade
World Wastes
World Wastes-Registered Trademark-
Worldwide Biotech
Worldwide Databases
Worldwide Energy
Worldwide Telecom
Worldwide Videotex Update
Yale Law Journal
YOLK

Your Company
YSB

                         ELECTRIC LIBRARY PERSONAL EDITION
                                  CONTENT DATABASE
                        [*Confidential Treatment Requested*]


                               NEWSPAPERS & NEWSWIRES
A&G Information Services
Africa News Service
Airline Industry Information
Akwesasne Notes
Arab American News
Armenian Reporter, The
AsiaInfo Services
Asian Pages
AsianWeek
Atlanta Constitution, The
Atlanta Inquirer
Atlanta Journal and Constitution, The
Atlanta Journal, The
Au-Authm Action News
Baltimore Afro-American
Baltimore Jewish Times
Baseball Weekly
Bay State Banner
Boston Irish Reporter
Business Daily
Business Wire
California Voice, The
Call and Post (Cincinnati)
Call and Post (Cleveland)
Call and Post (Columbus)
Cambridge Telecom Report
Cambridge Work-Group Computing Report
Card Systems
Caribbean Today
Char-Koosta News
Cherokee Advocate
Cherokee Observer, The
Chicago Citizen
Chicago Independent Bulletin
Chicago Weekend
Christian Science Monitor, The
Circle, The
Cleveland Jewish News
Columbian, The
Columbus Times
Community Contact

Compass Middle East News Service
Corporate IT Update
Daily Telegraph, The
Data Broadcasting News
Daybreak
Diario Las Americas
Domes
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El Latino San Diego
El Mundo (Boston)
El Mundo (Oakland)
El Nuevo Herald
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Indianapolis Recorder
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Irish Voice
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ITAR-TASS
Jakarta Post, The
Jerusalem Post
Jewish Advocate, The
Jewish Exponent
Jewish Journal
Jewish News of Greater Phoenix
Jewish Press, The
Jewish Telegraphic Agency

Jewish Week, The
Journal of Blacks in Higher Education, The
Korea Times
La Opinion
La Prensa
La Prensa de San Antonio
La Voz de Colorado
La Voz de Houston
Little India
Los Angeles Sentinel
Los Angeles Times
M2 Presswire
Magill's Survey of Cinema
Metro Reporter
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Miami Times
Michigan Chronicle
Michigan Citizen
Mobile Matters
Mundo Hispanico
Nation, The
Network Journal, The
New Pittsburgh Courier
New Straits Times
New York Amsterdam News
New York Beacon, The
New York Voice Inc./Harlem USA
News, The
News From Indian Country
News India
Newsbytes News Network
Newsday
Northern California Jewish Bulletin
Northwest Asian Weekly
Northwest Nikkei
Novedades
Oakland Post
Ojibwe News, The
Personal Computing
Philadelphia Tribune, The
Polish-American Journal
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Precinct Reporter
Red Sticks Press
Reunion
Reuters World Service
Reuters Business Report
Richmond Afro-American
Rocky Mountain News
South Asian Business Analyst
Sacramento Observer
SATnews
Seattle Skanner

Seminole Tribune
Sho-Ban News
South American Business Information
South Asia Times
Sports Network, The
Star, The
Sun Reporter, The
Sunday Telegraph, The
Taking the Time to Make a Difference
Telecom Worldwire
Tennessee Tribune, The
Tri-State Defender
Tundra Times
Ukrainian Weekly, The
University Wire
US Newswire
USA Today
USA Weekend
VandeBerg World Report, The
Voice, The
Washington Afro-American
Washington Informer
Washington Times, The
We/MbI
Weekly Journal, The
Wind River News
World Paper
Worldwide Computer Product News


                                    PHOTOGRAPHS
AIMS Multimedia
Archive Photos
Index Stock Photography, Inc
Reuters Toppix News and Sports


                                        MAPS
GeoSystems
MAGELLAN Geographix (TM)
MAGELLAN Maps Of The World


                     TELEVISION, RADIO & GOVERNMENT TRANSCRIPTS
ABC 20/20
ABC Good Morning America
ABC Good Morning America Sunday
ABC Nightline
ABC Primetime Live
ABC Special Report
ABC This Week
ABC Turning Point
ABC World News Saturday

ABC World News Sunday
ABC World News This Morning
ABC World News Tonight with Peter Jennings
All Things Considered (NPR)
Before Hours
Biz Buzz
Business Day
Business Unusual
Capital Ideas
Capitol Hill Press Releases
Capitol Report
Cavuto Business Report  (Fox News Network), The
Congressional Testimony
Digital Jam
Family Values(CNNfn)
Fresh Air (NPR)
Gibbs Business Report, The (Fox News Network)
In Play (CNNfn)
In the Game
It's Only Money
Media Show, The
Moneyline with Lou Dobbs
Morning Edition
Most Toys, The
MSNBC BusinessVideo
MSNBC Private Financial Network
MSNBC Professional
Nightly Business Report
Regulatory Intelligence Data
Sports, Inc. (CNNfn)
Street Sweep (CNNfn)
Take It Personally
Talk of the Nation
Talk of the Nation Science Friday (NPR)
Trading Places (CNNfn)
Wall Street Corporate Reporter
Washington Transcript Service
Weekend All Things Considered (NPR)
Weekend Edition - Saturday (NPR)
Weekend Edition - Sunday (NPR)
Weekend Edition (NPR)
Weekly Edition (NPR)
Weekend Saturday (NPR)
Weekend Sunday (NPR)
Who's In Charge (CNNfn)




                        BOOKS, REFERENCE & FINANCIAL REPORTS

10 Minute Guide To: Long-Term Retirement Planning

10 Minute Guide To: Mutual Funds
10 Minute Guide To: Paying For College
10 Minute Guide To: Personal Finance For Newlyweds
10 Minute Guide To: Retirement For Women
10 Minute Guide To: Short-Term Retirement Planning
10 Minute Guide To: Smart Borrowing
Alaska Purchase, The
Argentina Business
Australia Business
Asian Women's Health Fact Sheet
Assassination of Abraham Lincoln, The
Battle of the Alamo, The
Bible (King James Version)
Black Tuesday
Black Women's Factbook
Boston Tea Party, The
Calendar of Literary Events
Canada Business
CEO View-Women on Corporate Boards
Changing Health Care: Creating Tomorrow's Winning Health Enterprise Today Cineman Syndicate
Colliers Encyclopedia CD-ROM
Complete Book of Colleges, The
Complete Works of Shakespeare, The
Contemporary Women's Issues Collection
Corptech Capsule Reports
Countries of the World
Cracking the Glass Ceiling-Strategies for Success
Customer Intimacy
Dictionary of Cultural Literacy, The
Dust Bowl, The
Earth Explorer
Equal Protection (Exploring the Constitution Series)
Events Day-By-Day
Facts on Working Women-20 Facts on Women Workers
Facts on Working Women-Benefits to Employers Who Hire Women Veterans
Facts on Working Women-Black Women in the Labor Force
Facts on Working Women-Earnings Differences Between Women and Men
Facts on Working Women-The Family and Medical Leave Act of 1993
Facts on Working Women-Women in the Skilled Trades and in Other Manual
 Occupations
Facts on Working Women-Women of Hispanic Origin in the Labor Force
Facts on Working Women-Women Who Maintain Families
Facts on Working Women-Women with Work Disabilities
Facts on Working Women-Women Workers-Outlook to 2005
Facts on Working Women-Working Mothers and their Children
Freedom of Speech, Press, and Assembly (Exploring the Constitution Series) Gold Rush of 1849, The
Great American Gripe Book II, The
Great Works of Literature
Harper's Ferry
Her Heritage: A Biographical Encyclopedia of Famous American Women Hispanics and the Wage Gap
History of the World

Hong Kong Business
Hoover's Company Capsules
How the New Technology Works: A Guide to High-tech Concepts
Immigration: Social Issues in American History
Korea Business
Lesko's Info-Power II
Let Women Vote!
Little Rock
March on Washington: 1963, The
Mentoring-A Guide to Corporate Programs and Practices
Monarch Notes
Multicultural Cookbook For Students, The
Multimedia Technology from A to Z
New Frontiers for Worker-Friendly Companies
New York Public Library Book of Popular Americana, The
New York Public Library Science Desk Reference, The
Newly Independent States of Eurasia : Handbook of Former Soviet Republics, The Outstanding Women Athletes: Who They Are and How They Influenced Sports In
 America
Passport Brazil
Passport China
Passport France
Passport Germany
Passport Hong Kong
Passport India
Passport Indonesia
Passport Israel
Passport Italy
Passport Japan
Passport Korea
Passport Mexico
Passport Philippines
Passport South Africa
Passport Spain
Passport Taiwan
Passport Thailand
Passport USA
Passport United Kingdom
Passport Vietnam
Philippines Business
Picturesque Expressions: A Thematic Dictionary
Prohibition
Pullman Strike of 1894, The
Pursuit of Prime, The
Pursuit of the Presidency : '92 and Beyond, The
Reader's Companion to American History, The
Scopes Trial, The
Search, Seizure, and Privacy (Exploring the Constitution Series)
Separation of Church and State (Exploring the Constitution Series), The Similes Dictionary
Singapore Business
Spindletop Gusher, The
Stack of Decades
Stack of Lists

Staples for Success
Student Advantage Guide to the Best 310 Colleges, The
Student Advantage Guide to The Best Business Schools
Student Advantage Guide to the Best Law Schools
Student Contact Book, The
Studymark - Chemmark
Studymark - Mathmark I Algebra
Studymark - Mathmark II Trigonometry
Studymark - Mathmark III Calculus
Taiwan Business
Technologies in Use by Women in Household and Economic Activities
Tips for Wage and Salary Negotiations
Trail of Tears, The
Transcontinental Railroad, The
Triangle Factory Fire, The
U.S. History
Wall Street Words
War with Mexico
Webster's NewWorld Dictionary
Webster's NewWorld Thesaurus
Women in Biomedical Careers-Dynamics of Change-Strategies for the 21st Century World Almanac and Book of Facts 1997, The
World Almanac for Kids 1997, The
World Almanac of the U.S.A., 1996 Edition, The
World Almanac of U.S. Politics 1997, The
World Fact Book
World On Time, The
World's Best Poetry on CD -TM-, The
Wounded Knee
Young Students Learning Library




                                MAGAZINES & JOURNALS
A. Magazine
About Marketing to Women
about time . . . Magazine
About Women & Marketing
About Women on Campus
About Women's Health Habits & Buying Behaviors [Supplement from the publishers of About Marketing to Women]
Abya Yala News
Accent on Living
Access Control & Security Systems Integration
ACT
Adhesives Age
Administrative Science Quarterly
Adolescence
Advertising & Marketing Review
Africa Today
African Farmer
Agiculture Resources:  Inputs Situation and Outlook Report
Aging

Agricultural Research
Ahfad Journal
AIM: Armenian International Magazine
Alberta Report/Western Report
Alcohol Health & Research World
America's Network
American Astrology
American City & County-Registered Trademark-
American Demographics
American Indian Quarterly, The
American Economist
American Journal of Agricultural Economics
American Machinist
American Printer-Registered Trademark-
American Record Guide
American Rehabilitation
American Salesman, The
American Spectator, The
American Woman Motorscene
Americas (English Edition)
ANQ
Antioch Review, The
Arab Studies Quarterly (ASQ)
Archives of Environmental Health
Ardell Welness Report
Arrows For Change
Art Bulletin, The
Art Journal
Arts Education Policy Review
AS&U, American School & University
Asian Affairs: An American Review
Asian Women
Asian Womenews
Association Management
Audiotex Update
Automatic I.D. News
Baby Milk Action Update
Backpacker
BE Radio
Beauty Counter
Behavioral Health Management
Behavioral Medicine
Belles Lettres
Bicycling
Billboard Charts
Biotech Business
Biotech Equipment Update
Biotech Financial Reports
Black Collegian, The
Black Enterprise
Black Issues In Higher Education
Black Professional
Body Bulletin

Book Publishing Report
BPI Daily Entertainment Report from the Hollywood Reporter and Billboard
 Magazine
Brazzil
British Journal of Psychology
Broadcast Engineering
Bulletin of the Atomic Scientists
Bulletin of the Simone de Beauvoir Institute
Business America
Business Economics
Business Perspectives
Business Today


CAD/CAM Update
CADalyst
Canada and the World Backgrounder
Canadian Business Review
Canadian Home Economics Journal-Revue canadienne d'economie familiale Canadian Musician
Candy Industry
CD-ROM Database
CD Computing News
Cellular & Mobile International
Cellular Business
Change
Chemical Week
Chicago Review
Child Life
Children Today
Children's Digest
Children's Playmate Magazine
China Business Review, The
Cineaste
City Limits
Clearing House, The
CMA magazine
College Literature
College Teaching
Colonial Homes
Colorado Business Magazine
Commentary
Commercial Real Estate South
Common Cause Magazine
Commonweal
Communication World
CommunicationsWeek
Community Pharmacy
Compensation and Benefits Review
Computer Dealer News
Computer Protocols
Computer Reseller Week
Computer Retail Week
Computer Workstations

Computerworld
Computerworld Campus Edition
Computerworld Client/Server Journal
Computerworld Electronic Commerce Journal
Computerworld Emmerce
Computerworld Financial Services Journal
Computerworld Global 100
Computerworld Global Innovators
Computerworld Health Care Journal
Computerworld Inner Visions
Computerworld Intranets
Computerworld Leadership Series
Computerworld Premier 100
Computerworld Retail Journal
Computerworld Smithsonian Awards
Computerworld Telecom Journal
Computerworld The 100 Best Places to Work
Computerworld's 1995 CEO/CFO survey
Computing Canada
Concrete Products-Registered Trademark-
Construction Review
Consumer Comments
Consumers' Research Magazine
Contempora Magazine
Contracting Business
Cosmopolitan
Country Living
Countryside & Small Stock Journal
Criminal Justice Ethics
Critique: Studies in Contemporary Fiction
Current
Dairy Industries International
Dawn News
Dealernews
Dermatology Times
Diabetes Forecast
differences: A Journal of Feminist Cultural Studies
Discover Magazine
Drug & Cosmetic Industry
E Magazine
East European Quarterly
Ecodecision
Economist, The
Editor & Publisher
Education
Educational Marketer
EEO BiMonthly, Equal Employment Opportunity Career Journal
Egypt Today
Electrical Construction & Maintenance-Registered Trademark-
Electro Manufacturing
Electronic Buyer News
Electronic Design
Electronic Engineering Times

Electronic Information Report
Electronic News
Emerge
Engineer
Engineering & Mining Journal-Registered Trademark-
Entertainment Weekly
Environment
Environmental Solutions
Esquire
Essays in Literature
Essence
European, The
Everybody's: The Caribbean-American Magazine
Executive Forum
Explicator, The
Family Life Matters
Family Planning Perspectives
FBI Law Enforcement Bulletin, The
FDA Consumer
Federal Probation
Federal Reserve Bank of Minneapolis Quarterly Review
Filipinas
Finance Forum
Fleet Owner
Focus
Focus on Autistic Behavior
Food Review
Food Service Distributor
Forbes Magazine
Forbes ASAP
Forecast
Foreign Policy
Fortune
Foundry Management & Technology
Gender and Education
Gender Place and Culture
Genetic, Social, and General Psychology Monographs
Geo Info Systems
Geographical Review, The
Geriatrics
German Life
Germanic Review, The
Getting Results...For The Hands-On Manager
Global Telephony
Good Housekeeping
Government Accounting Office Report
Grassroots Development
Grounds Maintenance
GUI Program News
Harper's Bazaar
Headway
Health Management Technology-Registered Trademark-
Health Quest: The Publication of Black Wellness

Healthfacts
Heart & Soul
Heating, Piping, Air Conditioning
Herizons
Highlights for Children
Hispanic
Hispanic Engineer
Hispanic Outlook in Higher Education, The
Hispanic Times Magazine
Historical Methods
History Today
History: Review of New Books
HomePC
Horn Book Magazine, The
Horticulture, The Art of American Gardening
Hospital Development
Hospital Topics
Hospitals & Health Networks
Hotel & Motel Management
House Beautiful
HR Focus
HR Magazine
Hues
Human Ecology Forum
Human Resources Forum
Humanist, The
Humpty Dumpty's Magazine
Hydraulics & Pneumatics
Hypatia
I D Connections
Igorota
Imaging Update
In Brief About Women [Supplement]
In Style
India Currents
India Worldwide
Indianapolis Business Journal
Industrial Environment
Industry Forum
Industry Week
Information Forum
Information Management Forum
InformationWeek
Infoworld
Inside
Internal Auditor
International Family Planning Perspectives
International Midwife
International Peace Update
International Wildlife
InternetWeek
Intervention in School and Clinic
Investment Dealers' Digest

Iris-A Journal About Women
Irish America
Israel Equality Monitor
Issues & Views
Issues in Law & Medicine
Jack & Jill
Journal of Advertising
Journal of African Travel Writing, The
Journal of American College Health
Journal of Arts Management, Law & Society
Journal of Commerce
Journal of Consumer Affairs
Journal of Economic Education
Journal of Economic Issues
Journal of Education for Business
Journal of Educational Research
Journal of Emotional and Behavioral Disorders
Journal of Environmental Education
Journal of Environmental Health
Journal of Experimental Education
Journal of Financial Research
Journal of Gender Studies
Journal of General Psychology, The
Journal of Genetic Psychology
Journal of Group Psychotherapy, Psychodrama & Sociometry
Journal of International Business Studies
Journal of Labor Research
Journal of Learning Disabilities
Journal of Managerial Issues
Journal of Popular Film and Television
Journal of Psychology, The
Journal of Rehabilitation, The
Journal of Social History
Journal of Social Psychology, The
Journal of Special Education
Journal of Sport Behavior
Journal of Women and Gender Studies
Journal of Women and Religion
Korean Women Today
La Familia de la Ciudad
LAN Product News
Life
Lighting Dimensions
Lila-Asia Pacific Women's Studies Journal
Lilith
Literary Review, The
Lodging Hospitality
Machine Design
Maclean's
Macworld
Mainframe Computing
Manage
Management Accounting (British)

Management Review
Managing Office Technology
Manavi Newsletter
Manushi
Marine Fisheries Review
Market Africa Mid-East
Market Asia Pacific
Market Europe
Market Latin America
Marketing Forum
Marketing to Women
Marketing Tools
Material Handling Engineering
Medical Update
Melpomene Journal
Melus
Memphis Business Journal
Memphis Health Care News
Meno Times
Men's Health
Metal Heat Treating Digest
Middle East Policy
MidLife Woman
Midwest Real Estate News
Midwifery Today
Millimeter
Minerva
MINERVA's Bulletin Board
Minority Business Entrepreneur (MBE)
Mobile Radio Technology
Modem Users News
Modern Bulk Transporter
Modern Medicine
Modern Power Systems
Moment
Money
Monthly Labor Review
Monthly Review
Mother Earth News
Mother Jones
Motor Boating & Sailing
Multichannel News
Multimedia Publisher
NABJ Journal
Nation's Business
National Forum
National Miority Politics
National Real Estate Investor-Registered Trademark-
National Review
National Underwriter Life & Health
National Wildlife
National Women's Health Report
NetGuide

Network [Durham]
Network 25, The
Network Computing
Networking for Women
Networks Update
New England Economic Review
New Internationalist
New Leader, The
New Perspectives Quarterly
New Republic, The
New Statesman & Society
New Statesman (1996)
Newsletter of the American Anorexia-Bulimia Association Inc
Newsnotes
NIBWA-Newsletter on International Buddhist Women's Activities
Nivedini-A Sri Lankan Feminist Journal
Nursing Homes
Occupational Hazards
Occupational Outlook Quarterly
OEM Magazine
Off Our Backs
Ohio CPA Journal, The
On the Issues
One Country
Online Product News
Ophthalmology Times
Organic Gardening
Organizational Dynamics
Orient
Our Rights
Pact Press
Paper, Film & Foil Converter-Registered Trademark-
Paperboard Packaging
Parabola
Parenting Today's Teen
PC Business Products
PC World
Pediatrics for Parents
People
Personnel Journal
Perspective
Perspectives on Political  Science
Pest Control
Pharmaceutical Executive
Philosophy East and West
Physician Executive
Physician's Management
Pit & Quarry
Ploughshares
Popular Mechanics
Popular Science
Pravahini-WERC News Letter
President

Preventing School Failure
Prevention
Preview 95
Productivity Software
Professional Sound
Program and Legislative Action
Progressive, The
Psychology Today
Public Health Reports
Public Interest, The
Public Personnel Management
Public Relations Quarterly
Public Roads
Quarterly Black Review of Books
Quarterly Journal of Business and Economics
Quilt
R&D Directions
Radiance-The Magazine for Large Women
Ranger Rick
RBOC Update
RE:view
Reason
Redbook
Remedial and Special Education
Reproductive Freedom News
Reproductive Health Matters
Research Alert
Research in African Literatures
Resource Materials on Women's Labor in Japan
Response TV
Restaurant Hospitality
ReVision
Rocks & Minerals
Romance Quarterly
Rubber World
Runner's World
Sarasota Magazine
Satellite Communications-Registered Trademark-
Science Activities
Shopping Center World
SIECUS Report
Sierra
Situation and Outlook Report. Cotton and Wool
Situation and Outlook Report. Former USSR Agriculture and Trade Report Situation and Outlook Report. Livestock and Poultry
Situation and Outlook Report.  Rice
Soap Perfumery & Cosmetics
Social Forces
Social Studies, The
Sociology of Religion
Softbase
Soybean Digest
Sports Afield
Sports Illustrated

Sports Illustrated for Kids
Sportstyle
Staying Healthy Supplement to Chemist & Druggist
Supermarket Pharmacy
Survey of Current Business
Symposium
T H E Journal (Technological Horizons In Education)
Take Charge Assistant
Tax Executive
TCI (Theatre Crafts International)
Technology Review
Tele-Service News
Telephone IP News
Telephony
Texas Business Review
Textile World
Theological Studies
Theweek
Time
Time For Kids
Time International
Tok Blong Pacifik
Topics in Early Childhood Special Education
Town & Country Monthly
Tradeswomen
Trailer/Body Builders
Training & Development
Training and Development Forum
Transmission & Distribution World
Transportation & Distribution
Trends Firsts & New Products [Supplement from the publishers of About Marketing to Women]
Tribune
Trusts & Estates-Registered Trademark-
Twentieth Century Literature
U.S. Kids
UNIX Update
US Black Engineer
US Department of State Dispatch
US News & World Report
USAID Developments
Urology Times
VarBusiness
Verbatim
Victorian Studies
Video Business
Video Librarian
Video Systems
Voices of Thai Women
Ward's Auto World-Registered Trademark-
Ward's Dealer Business
Washington Memo
Weatherwise

Weekly Compilation of Presidential Documents
Whispering Winds
Wilson Quarterly, The
WIN News
Windows
Wireless Week
Wireless World
WomanPlus
Women 2000
Women and Language
Women Envision
Women in Action
Women in Sport & Physical Activity Journal
Women Magazine
Women's Advocate
Women's Education-Education des femmes
Women's Health Journal
Women's Review of Books
Women's Studies Forum
Women's Studies News
Women's Watch
Word online: Power of Imagination
Working Women
World
World & I, The
World Affairs
World Broadcast News
World Literature Today
World Trade
World Wastes-Registered Trademark-
Worldwide Biotech
Worldwide Databases
Worldwide Energy
Worldwide Telecom
Worldwide Videotex Update
YOLK
Your Company
YSB
Zimbabwe Women's

                                     EXHIBIT B

                                 Operating Standards

A. General. The (i) pricing of the Service, (ii) quantity and selection of titles included in the Service, (iii) quality of the Service, (iv) customer service and fulfillment associated with the marketing and sale of the Service and (v) ease of use/user interface/functionality of the Customized Infonautics Internet Site, with respect to each measure, (a) shall be at least equal to any other similar service or product which Infonautics provides on the Worldwide Web or through any online or interactive distributor, (b) shall meet or exceed, in all material respects, applicable industry performance and quality standards (e.g. best of breed technologies, most robust content available, etc.) and (c) shall be equal or superior, as a whole, to any similar service or product offered by any Infonautics Competitor. At all times the Service and the Content shall by all measures, in AOL's reasonable judgment, provide a robust and engaging AOL Member experience. AOL reserves the right to conduct focus group testing to assess the competitiveness of the ease-of-use and functionality of the Customized Infonautics Internet Site, and AOL will share aggregated results of such testing with Infonuatics.

B. Infonautics Capacity. Infonautics will maintain sufficient servers, software and other technical infrastructure necessary for Infonautics to receive and support traffic from the AOL Service on a timely basis, without producing material delays. In the event Infonautics fails to satisfy this requirement AOL will have the right (in addition to any other remedies available to AOL hereunder) to regulate the promotions it provides to Infonautics hereunder to the extent necessary to minimize user delays until such time as Infonautics corrects its infrastructure deficiencies.

C. Technical Performance. Infonautics will perform the following technical obligations (and any reasonable updates thereto from time to time by AOL):

1. Infonautics will design the Customized Infonautics Site to support the Windows version of the Microsoft Internet Explorer 3.0 browser, and make commercially reasonable efforts to support all other AOL browsers listed at: http://webmaster.info.aol.com/BrowTable.html.

2. Infonautics will configure the server from which it serves the site to examine the HTTP User-Agent field in order to identify the AOL Member-Agents listed at: http://webmaster.info.aol.com/Brow2Text.html (the "AOL Member-Agents").

3. Infonautics will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 (available at http://ds.internic.net/rfc/rfc1945.text) and to adhere to AOL's parameters for refreshing cached information listed at http://webmaster.info.aol.com/CacheText.html.

4. Infonautics will provide continuous navigational ability for AOL Users to return to an agreed-upon point on the AOL Network (for which AOL will supply the proper address) from the Customized Infonautics Internet Site.

D. Service Level Response. Infonautics agrees to use commercially reasonable efforts to provide the following service levels in response to problems with or improvements to the Customized Infonautics Internet Site.

1. For material functions of the software that are or have become entirely or substantially inoperable, Infonautics will provide a bug fix or workaround within two business days after the first report of such error.

2. For functions of the software that are impaired or that otherwise fail to operate in accordance with agreed upon specifications, Infonautics will provide a bug fix or workaround within three business days after the first report of such error.

3. For errors disabling only certain non-essential functions, Infonautics will provide a bug fix or workaround within sixty days after the first report of such error.

4. For all other errors, Infonautics will address these requests on a case-by-case basis as soon as reasonably feasible.

E. Fraud. Subject to any applicable laws or regulations or contractual restrictions, Infonautics will diligently monitor the Customized Infonautics Internet Site for fraud and abuse in connection with the commerce and transactions conducted thereon. In the event that fraudulent activity (as measured through refund rates and delinquency rates) associated with use of the Customized Infonautics Internet Site exceeds two times AOL's average occurrence of fraud for a similar time frame across its credit card transaction activities through the AOL Service (as measurable by AOL) (the "Average Fraud Level"), then the Parties will make such modifications to any and all applicable operations, systems, information flows related to fraud prevention and billing as are necessary to reduce such fraudulent activity to no greater than two times the Average Fraud Level.

F. Customer Support Services. Infonautics will provide customer support assistance to customers of the Customized Infonautics Internet Site by electronic mail (with a response time of less than 24 hours) and through a dedicated toll-free number for enrollment and billing inquiries during normal business hours and will provide and manage the toll-free number service, including a customized script, which will be developed in conjunction with AOL prior to the commencement of customer support services being provided. All customer service to be provided by Infonautics will be in accordance with good industry practice. Infonautics will document and report on the nature and disposition of customer service calls related to the Service.

G. 24x7 Monitoring. AOL Network Operations Center (NOC) will work with a Infonautics-designated technical contact in the event of any performance malfunction or other emergency related to the Customized Infonautics Internet Site and will either assist or work in parallel with Infonautics contact using Infonautics tools and procedures, as applicable. The Parties will develop a process to monitor performance and member behavior with respect to access, capacity, security and related issues both during normal operations and during special promotions/events.

H. Telecommunications.   The Parties agree to explore encryption methodology to
secure data communications between the Parties' data centers. The network between the Parties will be configured such that no failure of a single component within Infonautics' reasonable control will significantly impact AOL Members. The network will be sized such that no single line runs at more than seventy percent (70%) average utilization for a five minute peak in a daily period.

I. Security Review. Infonautics and AOL will work together to perform an initial security review of, and to perform tests of, the Infonautics system, network, and service security in order to evaluate the security risks and provide recommendations to Infonautics, including periodic follow-up reviews as reasonably required by Infonautics or AOL. Infonautics will use commercially reasonable efforts to fix any security risks or breaches of security as may be identified by AOL's Operations Security.

                                     EXHIBIT C

                                  Cross-Promotion

Online
In each Infonautics Interactive Site (i.e., excluding component (mirrored) sites marketed through AOL competitors), Infonautics will include:
- A prominent "Try AOL" feature where users can obtain promotional information about AOL products and services and, at AOL's option, download or order AOL's then-current version of client software for the AOL Service or software for any other AOL products or services (e.g., AOL's Instant Messenger service); and
- To the extent Infonautics offers or promotes any products or services similar to AOL's "component" products and services (e.g., NetFind or other search/directory service, NetMail or free/discount e-mail service, Instant Messenger, yellow/white pages, "My AOL"-type personalized information, classifieds, etc.), prominent promotions related to such AOL-designated products or services. In addition, Infonautics will include prominent links to AOL.com from any Infonautics Interactive Site.

Offline
In Infonautics mass market television, radio and print advertisements and in any publications, programs, features or other forms of media over which Infonautics exercises editorial control, Infonautics will include specific references or mentions (verbally where possible) of the Customized Infonautics Internet Site's availability through America Online-Registered Trademark- which are at least as prominent as any reference to any Infonautics Interactive Site. Any listing of the "URL(s)" of an Infonautics Interactive Site will be accompanied by the AOL "keyword" for the Customized Infonautics Internet Site.

When promoting AOL, Infonautics shall promote AOL as the preferred access provider through which a user can access a Infonautics Internet Site (and Infonautics shall not implement or authorize any other promotions on behalf of any third parties which are inconsistent with the foregoing).

The Parties will discuss from time to time additional member acquisition marketing programs, such as bundling AOL CDs with packaged software shipments to non-AOL member customers of Infonautics, for which AOL would pay Infonautics a standard bounty for members acquired through such marketing programs.

                                     EXHIBIT D

                                    Definitions
DEFINITIONS.  The following definitions shall apply to this Agreement:

AOL Service. The narrow-band U.S. version of the America Online-Registered Trademark- brand service, specifically excluding (a) AOL.com or any other AOL Interactive Site, (b) the international versions of an America Online service (e.g., AOL Japan), (c) "Driveway," "AOL NetFind-TM-," "AOL Instant Messenger-TM-" or any similar independent product or service which may be offered by, through or with the U.S. version of the America Online-Registered Trademark- brand service, (d) any programming or content area offered by or through the U.S. version of the America Online-Registered Trademark- brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by AOL Studios (e.g., Digital Cities), Content areas controlled by other information providers and member-created Content areas), (e) any yellow pages, white pages, classifieds or other similar search, directory or review services or Content offered by or through the U.S. version of the America Online-Registered Trademark- brand service, (f) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date and (g) any other version of an America Online service which is materially different from the narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content and services, including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer

Affiliate. Any entity in which AOL holds at least a nineteen percent (19%) equity interest.

AOL Look and Feel. The distinctive and particular elements of graphics, design, organization, presentation, layout, user interface, navigation, trade dress and stylistic convention (including the digital implementations thereof) within the AOL Network and the total appearance and impression substantially formed by the combination, coordination and interaction of these elements.

AOL Member(s).  Authorized users of the AOL Network.

AOL Network. (i) The AOL Service, (ii) any international versions of the America Online service through which AOL or its Affiliates elect to offer the Customized Infonautics Internet Site and (iii) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its Affiliates worldwide through which such party elects to offer the Service.

Change of Control. (a) The consummation of a reorganization, merger or consolidation or sale or other disposition of substantially all of the assets of a party; or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1933, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than fifty percent (50%) of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

Commercial Launch. The commencement of the general availability of the Customized Infonautics Internet Site to AOL Members (by means other than unadvertised keyword access). It is the intention of the Parties to record such Commercial Launch date in a written instrument signed by both Parties promptly following such Launch Date; provided that, in the absence of such a written instrument, the Commercial Launch date shall be as reasonably determined by AOL based on the information available to AOL

Confidential Information. Any information relating to or disclosed in the course of the Agreement, which is, or should be reasonably understood to be, confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections and marketing data. "Confidential Information" shall not include information
(a) already lawfully known to or independently developed by the receiving Party,
(b) disclosed in published materials, (c) generally known to the public, (d) lawfully obtained from any third party or (e) required or reasonably advised to be disclosed by law.

Content. Information, materials, features, products, services, advertisements, promotions, links, pointers, technology and software.

Customized Infonautics Internet Site. The Internet site and Content contained therein which will be managed and maintained by Infonautics or its agents and which will be customized for use by AOL Members, in accordance with the terms of this Agreement.

Interactive Service. Any entity that offers online or Internet connectivity (or any other or successor form of connectivity), aggregates and/or distributes third-party interactive Content, or provides interactive navigational services (including, without limitation, any online service providers, Internet service providers, @Home or other broadband providers, search or directory providers, "push" product providers such as the Pointcast Network or providers of interactive environments such as Microsoft's "Active Desktop").

Term. The period beginning on the Effective Date and ending upon the expiration or earlier termination of the Agreement.

Infonautics Interactive Site. Any generally available interactive site or area which is managed, maintained or owned by Infonautics or its agents or to which Infonautics provides and/or licenses information, content or other materials, including, by way of example and without limitation, (i) an Infonautics site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's proposed "Active Desktop."

Impression. User exposure to a page on the AOL Network containing a Promotion, any Infonautics trademark or logo, any headline or picture from the Content, any teaser, icon, link to an Infonautics Interactive Site or Welcome Mat or any other Content which originates from, describes or promotes Infonautics or the Content, as such exposure may be reasonably determined and measured by AOL in accordance with its standard methodologies and protocols.

                                     EXHIBIT E

                        Standard Legal Terms and Conditions

I.  AOL NETWORK

Content. Infonautics represents and warrants that all Content contained within the Customized Infonautics Internet Site (i) will conform to AOL's applicable Terms of Service, (ii) will not infringe on or violate any copyright, trademark, U.S. patent or any other third party right, including without limitation, any music performance or other music related rights, and
(iii) will not contain any Content which violates any applicable law or
regulation  (collectively, the "Rules").   In the event that AOL notifies
Infonautics in writing that any such Content, as reasonably determined by AOL, (i) does not comply or adhere to the Rules or (ii) is inconsistent with AOL's programming objectives (e.g., Content relating to other topics or services than as specified on Exhibit B) , then Infonautics shall use commercially reasonable efforts to block access by AOL Members to such Content. In the event that Infonautics cannot, through commercially reasonable efforts, block access by AOL Members to such Content in question, then Infonautics shall provide AOL prompt written notice of such fact. AOL may then, at its option, either (i) restrict access from the AOL Network to the Content in question using technology available to AOL or (ii) in the event access cannot be restricted, direct Infonautics to remove any such Content until such time as the Content in question is no longer displayed. Infonautics will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions. AOL shall have no obligations with respect to the Content available on or through the Customized Infonautics Internet Site, including, but not limited to, any duty to review or monitor any such Content; provided, however, that AOL reserves the right to review and approve any additional Content that Infonautics desires to make available through the Customized Infonautics Internet Site. Infonautics shall not authorize or permit any third party to distribute any other Infonautics Content, product or service through the AOL Network absent AOL's prior written approval; provided, however, that this shall not preclude other Infonautics Content, products or services from being distributed over a generally available web site accessible through AOL NetFind, subject to the terms of this Agreement.

License. Infonautics hereby grants AOL a worldwide license to use, market, license, store, distribute, display, communicate, perform, transmit, and promote the Customized Infonautics Internet Site (or any portion thereof) through the AOL Network as AOL may determine in its sole discretion, including without limitation the right to integrate Content from the Customized Infonautics Internet Site by Linking to specific areas on the Customized Infonautics Internet Site. Such license shall be transferable by AOL only to Affiliates and in connection with an assignment of this Agreement.

Contests. Infonautics shall take all steps necessary to ensure that any contest, sweepstakes or similar promotion conducted or promoted through the Customized Infonautics Internet Site (a "Contest") complies with all applicable federal, state and local laws and regulations. Infonautics shall provide AOL with (i) at least thirty (30) days prior written notice of any Contest and (ii) upon AOL's request, an opinion from Infonautics counsel confirming that the Contest complies with all such applicable federal, state and local laws and regulations.

AOL Look and Feel. Infonautics acknowledges and agrees that AOL shall, to the extent permitted by law, own all right, title and interest in and to the AOL Look and Feel. In addition, AOL shall retain editorial control over the portions of the AOL pages and forms which frame the Customized Infonautics Internet Site (the "AOL Frames"). AOL may, at its discretion, incorporate navigational icons, links and pointers or other Content into such AOL Frames.


Operations. AOL shall be entitled to require reasonable changes to the Content (including, without limitation, the features or functionality, but excluding any third party editorial Content) within any Customized Infonautics Internet Site or modify access to such Content to the extent such Content will, in AOL's good faith judgment, adversely affect any operational aspect of the AOL Network.

Duty to Inform. Infonautics shall promptly inform AOL of any information related to the Customized Infonautics Internet Site which could reasonably lead to a claim, demand or liability of or against AOL and/or its Affiliates by any third party.

Response to Questions/Comments; Customer Service. Infonautics shall respond promptly and professionally to questions, comments, complaints and other reasonable requests regarding the Customized Infonautics Internet Site by AOL Members or on request by AOL, and shall cooperate and assist AOL in promptly answering the same.


Statements through AOL Network to Third Parties. Infonautics shall not make, publish, or otherwise communicate through the AOL Network any deleterious remarks concerning AOL or its known Affiliates, directors, officers, employees, or agents (including, without limitation, AOL's business projects, business capabilities, performance of duties and services, or financial position) which remarks are based on the relationship established by this

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Agreement or information exchanged hereunder.  This section is not intended to limit good faith editorial statements made by Infonautics based upon publicly available information, or information developed by Infonautics independent of its relationship with AOL and its employees and agents.

Production Work. Except as otherwise expressly provided herein, in the event that Infonautics requests any AOL production assistance, Infonautics shall work with AOL to develop detailed production plans for the requested production assistance (the "Production Plan"). Following receipt of the final Production Plan, AOL shall notify Infonautics of (i) AOL's availability to perform the requested production work, (ii) the proposed fee or fee structure for the requested production and maintenance work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of agreed-upon Production Plan, such agreement shall be reflected in a separate work order signed by the Parties. To the extent Infonautics elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's production Standards & Practices (a copy of which will be supplied by AOL to Infonautics upon request). The specific production resources which AOL allocates to any production work to be performed on behalf of Infonautics shall be as determined by AOL in its sole discretion.

Training and Support. AOL shall make available to Infonautics standard AOL training and support programs necessary to produce any AOL areas hereunder. Infonautics can select its training and support program from the options then offered by AOL. Infonautics shall be responsible to pay the fees associated with its chosen training and support package. In addition, Infonautics will pay travel and lodging costs associated with its participation in any AOL training programs (including AOL's reasonable, documented travel and lodging costs when training is conducted at Infonautics's offices).

Merchant Certification Program. Infonautics shall participate in any generally applicable "Certified Merchant" program operated by AOL or its authorized agents or contractors. Such program may require merchant participants on an ongoing basis to meet certain reasonable standards relating to provision of electronic commerce through the AOL Service and may also require the payment of certain reasonable certification fees to AOL or its authorized agents or contractors operating the program.

II.   TRADEMARKS

Trademark License. In designing and implementing any marketing, advertising, press releases or other promotional materials related to this Agreement and/or referencing the other Party and/or its trade names, trademarks and service marks (the "Promotional Materials") and subject to the other provisions contained herein, Infonautics shall be entitled to use the following trade names, trademarks and service marks of AOL: the "America Online-Registered Trademark-" brand service, "AOL-TM-" service/software and AOL's triangle logo; and AOL and its Affiliates shall be entitled to use the trade names, trademarks and service marks of Infonautics (collectively, together with the AOL marks listed above, the "Marks"); provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice.

Rights. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

Quality Standards. Each Party agrees that the nature and quality of its products and services supplied in connection with the other Party's Marks shall conform to quality standards communicated in writing by the other Party for use of its trademarks. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party shall comply with all applicable laws, regulations and customs and obtain any required government approvals pertaining to use of the other Party's Marks.

Promotional Materials/Press Releases. Each Party will submit to the other Party, for its prior written approval, which shall not be unreasonably withheld or delayed, any Promotional Materials; provided, however, that either Party's factual reference to the existence of a business relationship between AOL and Infonautics, including, without limitation, the availability of the Licensed Content through the AOL Network, or use of screen shots relating to the distribution under this Agreement (so long as the AOL Network is clearly identified as the source of such screen shots) for promotional purposes shall not require the approval of the other Party. Once approved, the Promotional Materials may be used by a Party and its affiliates for the purpose of promoting the distribution of the Licensed Content through the AOL Network and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

Infringement Proceedings. Each Party agrees to promptly notify the other Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party shall have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition

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related thereto; provided, however, that each Party agrees to provide the other
Party, at such other Party's expense, with its reasonable cooperation and assistance with respect to any such infringement proceedings.

III.  REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement, to grant the licenses granted hereunder and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; (iv) such Party's Promotional Materials will neither infringe on any copyright, U.S. patent or any other third party right nor violate any applicable law or regulation and (v) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof which are not expressly provided for in this Agreement.

IV.  CONFIDENTIALITY

Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it shall take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the Term and for a period of three (3) years following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party (except, with respect to Member Information (as defined below), as may be permitted under Section V), other than by or to its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, who shall each agree to comply with this Section of this Agreement.

V.  RELATIONSHIP WITH AOL MEMBERS

Solicitation of Subscribers. During the Term and for the [*Confidential Treatment Requested*]-year period following the expiration or termination of this Agreement, neither Infonautics nor its agents (with respect to which Infonautics exercises control over the promotion and solicitation methods (as opposed to content)) will use the AOL Network to (i) promote, or solicit or participate in the solicitation of AOL Members for, any product, serevice or goods (each a "Product") which is not the Exclusive Product or directly related to the Exclusive Product or Infonautics' core business of providing interactive research resources, (ii) solicit or participate in the solicitation of AOL Members when that solicitation is for the benefit of any Interactive Service or any entity (including Infonautics) which offers, sells, licenses, distributes or provides a Product which is competitive with a Product offered, sold, licensed or distributed by AOL or its Affiliates or (iii) promote any services which could reasonably be construed to be in competition with services available through any AOL commerce partner having exclusivity, or pervasive placement and/or promotion, with respect to such Product over the AOL Network or a portion thereof (provided that clause (i) shall govern over this clause (iii) in the event of a conflict between the two clauses so long as Infonautics' exclusivity rights under this Agreement remain in effect); provided, however, that Infonautics shall not be deemed to have violated the foregoing restriction due to promotions or solicitations which appear on a generally available web site accessible through AOL NetFind (provided there is no link to such web site from the Customized Infonautics Internet Site or the AOL Service). Infonautics may not send AOL Members bulk e-mail communications on or through the AOL Network without a "Prior Business Relationship." For purposes of this Agreement, a "Prior Business Relationship" shall mean that the AOL Member has either (i) purchased products or services from Infonautics through the AOL Network or (ii) voluntarily provided information to Infonautics through a contest, registration, or other communication, which included clear and conspicuous notice to the AOL Member that the information provided by the AOL Member could result in an e-mail being sent to that AOL Member by Infonautics or its agents. An AOL Member's visit to the Customized Infonautics Internet Site, an Infonautics Interactive Site absent the elements set forth above does not qualify.

Collection of Member Information. Infonautics is prohibited from collecting AOL Member screennames from public or private areas of the AOL Network, except as specifically provided below. Infonautics shall ensure that any survey, questionnaire or other means of collecting AOL Member screennames, addresses or other information identifying or relating to AOL Members ("Member Information") including, without limitation, requests directed to specific AOL Member screennames and automated methods of collecting screennames (an "Information Request") complies with (i) all applicable laws and regulations, (ii) AOL's applicable Terms of Service, and (iii) any privacy policies which have been issued by AOL in writing during the Term (the "AOL Privacy Policies"). Each Information Request shall clearly and conspicuously specify to the AOL Members at issue the purpose for which Member Information collected through the Information Request shall be used (the "Specified Purpose").

Use of Member Information. Infonautics shall restrict use of the Member Information collected through an Information Request to the Specified Purpose. In no event shall Infonautics (i) provide Member Information to any third party (except to the extent specifically (a) permitted under the AOL Privacy Policies or (b) expressly authorized by the AOL Members in question); (ii) rent, sell or barter Member Information, (iii) identify, promote or

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otherwise disclose Member Information in a manner that identifies AOL Members as end-users of the AOL Network or (iv) otherwise use any Member Information in contravention of the provisions of this Section V.

VI.  TREATMENT OF CLAIMS

Liability.   UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER
PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM THE USE OF OR INABILITY TO USE THE AOL NETWORK, THE CUSTOMIZED INFONAUTICS INTERNET SITE OR ANY INFONAUTICS INTERACTIVE SITE, OR ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. (COLLECTIVELY, "DISCLAIMED DAMAGES); PROVIDED, THAT EACH PARTY SHALL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION BELOW. EXCEPT AS PROVIDED BELOW IN THE "INDEMNITY" SECTION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR MORE THAN THE AGGREGATE AMOUNTS PAYABLE UNDER THIS AGREEMENT IN THE YEAR IN WHICH LIABILITY IS ACCRUED.

No Additional Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL NETWORK, OR ANY AOL PUBLISHING TOOLS, OR THE CUSTOMIZED INFONAUTICS INTERNET SITE OR ANY INFONAUTICS INTERACTIVE SITE, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF AOL NETWORK OR THE CUSTOMIZED INFONAUTICS INTERNET SITE.

Indemnity. Each Party will defend, indemnify, save and hold harmless the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable outside and in-house attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach of any obligation, duty, representation or warranty of this Agreement, except where Liabilities result from the gross negligence or knowing and willful misconduct of the other Party.

Claims Each Party agrees to (i) promptly notify the other Party in writing of any indemnifiable claim and give the other Party the opportunity to defend or negotiate a settlement of any such claim at such other Party's expense and (ii) cooperate fully with the other Party, at that other Party's expense, in defending or settling such claim. AOL reserves the right, at its own expense, to assume the exclusive defense and control of any matter otherwise subject to indemnification by Infonautics hereunder, and in such event, Infonautics shall have no further obligation to provide indemnification for such matter hereunder.

Acknowledgment. AOL AND INFONAUTICS EACH ACKNOWLEDGES THAT THE PROVISIONS OF THIS AGREEMENT WERE NEGOTIATED TO REFLECT AN INFORMED, VOLUNTARY ALLOCATION BETWEEN THEM OF ALL RISKS (BOTH KNOWN AND UNKNOWN) ASSOCIATED WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER. THE LIMITATIONS AND DISCLAIMERS RELATED TO WARRANTIES AND LIABILITY CONTAINED IN THIS AGREEMENT ARE INTENDED TO LIMIT THE CIRCUMSTANCES AND EXTENT OF LIABILITY. THE PROVISIONS OF THIS SECTION VI SHALL BE ENFORCEABLE INDEPENDENT OF AND SEVERABLE FROM ANY OTHER ENFORCEABLE OR UNENFORCEABLE PROVISION OF THIS AGREEMENT.

VII.  MISCELLANEOUS

Auditing Rights. Each Party shall maintain complete, clear and accurate records of all expenses, revenues, fees, transactions and related documentation (including agreements) in connection with the performance of this Agreement ("Records"). All such Records shall be maintained for a minimum of five (5) years following termination of this Agreement. For the sole purpose of ensuring compliance with this Agreement, each Party shall have the right, at its expense, to direct an independent certified public accounting firm subject to strict confidentiality restrictions to conduct any reasonable and necessary copying and inspection of portions of the Records of the other Party which are directly related to amounts payable to the Party requesting the audit pursuant to this Agreement. Any such audit may be conducted after twenty (20) business days prior written notice, subject to the following. Such audits shall not be made more frequently than once every twelve months. No such audit of AOL shall occur during the period beginning on June 1 and ending October 1. In lieu of providing access to its Records as described above, a Party shall be entitled to provide the other Party with a report from an independent certified public accounting firm confirming the information to be derived from such Records.

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Excuse.  Neither Party shall be liable for, or be considered in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.

Independent Contractors. The Parties to this Agreement are independent contractors. Neither Party is an agent, representative or partner of the other Party. Neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

Notice. Any notice, approval, request, authorization, direction or other communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail on the AOL Network (to screenname "AOL Notice" in the case of AOL) or by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of Infonautics, except as otherwise specified herein, the notice address shall be the address for Infonautics set forth in the first paragraph of this Agreement, with the other relevant notice information, including the recipient for notice and, as applicable, such recipient's fax number or AOL e-mail address, to be as reasonably identified by AOL. Any notice, approval, request, authorization, direction or other communication under this Agreement shall be given in writing and shall be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail on the AOL Network; (ii) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) on the delivery date if delivered by facsimile machine producing written confirmation of delivery, (iv) one business day after deposit with a commercial overnight carrier, with written verification of receipt, or (v) five business days after the mailing date, whether or not actually received, If to AOL
 .
No Waiver. The failure of either Party to insist upon or enforce strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same shall be and remain in full force and effect.

Return of Information. Upon the expiration or termination of this Agreement, each Party shall, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all confidential information, documents, manuals and other materials specified the other Party.

Survival. Sections IV, V, VI, and VII of this Exhibit F and any payment terms contemplating ongoing payments subsequent to termination, shall survive the completion, expiration, termination or cancellation of this Agreement.

Entire Agreement. This Agreement sets forth the entire agreement and supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party shall be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

Amendment. No change, amendment or modification of any provision of this Agreement shall be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment.

Further Assurances. Each Party shall take such action (including, but not limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other Party for the implementation or continuing performance of this Agreement.

Assignment. Infonautics shall not assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of AOL; provided, however, that Infonautics shall have the right to assign this Agreement without AOL's consent in the case of a merger or a sale of all or substantially all of Infonautics' assets to a party other than an Interactive Service. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns. Without limiting the generality of the foregoing, Infonautics may not resell, trade, exchange, barter or broker to any third party any promotional or placement space which is the subject of this Agreement.

Construction; Severability. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

Remedies. Except where otherwise specified, the rights and remedies granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity.

Applicable Law. This Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia except for its conflicts of laws principles

Export Controls. Both parties shall adhere to all applicable laws, regulations and rules relating to the export of technical data and shall not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

Headings.   The captions and headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

VIII.  ARBITRATION

(a) The Parties shall act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement (each a "Dispute") between the Parties or any of their respective subsidiaries, affiliates, successors and assigns arising under this Agreement or any document executed pursuant to this Agreement. If the Parties cannot resolve the Dispute within such timeframe, the Dispute shall be submitted to the Management Committee for resolution. For ten (10) days after the Dispute has been submitted to the Management Committee, the Management Committee shall have the exclusive right to resolve such Dispute; provided further that the Management Committee shall have the final and exclusive right to resolve Disputes arising from any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. "Management Committee" shall mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party shall seek, nor shall be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable to amicably resolve the dispute as set forth in this paragraph (a) and then, only in compliance with the procedures set forth in this Section.

(b) Except for Disputes relating to issues of (i) proprietary rights, including but not limited to intellectual property and confidentiality, and (ii) any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms (which shall be resolved by the Parties solely and exclusively through amicable resolution as set forth in paragraph (a), any Dispute not resolved by amicable resolution as set forth in paragraph (a) shall be governed exclusively and finally by arbitration. Such arbitration shall be conducted by the American Arbitration Association ("AAA") in Washington, D.C. and shall be initiated and conducted in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules shall be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures shall not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

(c) The arbitration panel shall consist of three arbitrators. Each Party shall name an arbitrator within ten (10) days after the delivery of the Demand. The two arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, shall be a neutral and independent participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten (10) days, a third neutral and independent arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise or a replacement arbitrator is selected in accordance with this paragraph (c).

(d) The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and not state law, shall govern the arbitrability of all Disputes. The arbitrators shall allow such

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


discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators shall reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence shall apply in toto. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings.

(e) The arbitrators shall have the authority to award compensatory damages only. Any award by the arbitrators shall be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators shall be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration shall be kept confidential and no Party shall disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

(f) Each Party shall pay the fees of its own attorneys, expenses of witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") shall be divided evenly between the parties. Notwithstanding the foregoing, the arbitrators may, as part of their award and as specified in their written opinion, modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys' Fees to the prevailing Party as determined by the arbitrators.

(g) Any Dispute that is not subject to final resolution by the Management Committee or to arbitration under this Section or law (collectively, "Non-Arbitration Claims") shall be brought in a court of competent jurisdiction in the Commonwealth of Virginia. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia, over any and all Non-Arbitration Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such claims.

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



                                     EXHIBIT F

                              Infonautics Competitors


[*Confidential Treatment Requested*]

[*Confidential Treatment Requested*]

[*Confidential Treatment Requested*]

[*Confidential Treatment Requested*]

[*Confidential Treatment Requested*]

[*Confidential Treatment Requested*]

[*Confidential Treatment Requested*]

[*Confidential Treatment Requested*]

[*Confidential Treatment Requested*]

[*Confidential Treatment Requested*]

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                                     EXHIBIT G

                        "Most Favorable Price" Term Details


1.   [*Confidential Treatment Requested*]

2.   [*Confidential Treatment Requested*]

3.   [*Confidential Treatment Requested*]

4.   [*Confidential Treatment Requested*]

5.   [*Confidential Treatment Requested*]

6.   [*Confidential Treatment Requested*]

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                                     EXHIBIT H
                        ELECTRIC LIBRARY-TM- User Agreement

1. Agreement and General Terms of Use

1.1 This User Agreement constitutes the agreement between Infonautics Corporation ("Infonautics") and you as a user who accesses or establishes a connection ("user," "you," or "your") to the ELECTRIC LIBRARY-TM- service and/or other services based on the ELECTRIC LIBRARY-TM- service (collectively the "Service"), which are owned and controlled by Infonautics.

1.2 You agree to abide by all of the provisions in this Agreement in order to remain an authorized user of the Service, and your use of the Service constitutes your agreement to abide by these provisions. You are solely responsible for your use of the Service, for all use of the Service made by others using your user name and password, and for ensuring that such use complies fully with the provisions of this Agreement.

1.3 [Infonautics reserves the right, in its sole discretion, to change any or all of the provisions of this Agreement at any time]. Infonautics will notify users of any changes by posting them on the Service or through other reasonable means of providing notice. Any changes to this Agreement will be effective immediately upon notice to you. Your use of the Service after notice of changes to this Agreement have been made will be deemed your acceptance of the changes.

1.4 Infonautics reserves the right, in its sole discretion, to change, limit, or discontinue any aspect, content, or feature of the Service, as well as any aspect pertaining to the use of the Service. Infonautics further reserves the right, in its sole discretion, to restrict the use of the Service as well as suspend or revoke your rights to use the Service based on Infonautics' belief that your use of the Service violates that permitted by this Agreement or applicable law.

1.5 IF YOU DO NOT AGREE TO THE PROVISIONS OF THIS AGREEMENT OR ARE NOT SATISFIED WITH THE SERVICE, YOUR SOLE AND EXCLUSIVE REMEDY IS TO DISCONTINUE YOUR USE OF THE SERVICE.

2. Fees and Payments; Account Management

2.1 Individual Users: You will pay Infonautics for all fees, charges, and any applicable taxes, associated with the Service in accordance with the current rates, payment terms, and policies specified by Infonautics in the applicable Service enrollment screens and on-line help. You acknowledge that you will pay Infonautics all such fees, charges, and applicable taxes for the Service where enrollment in the Service has been made using your credit card or other means, whether made by you personally or by someone else in your household or organization. If you enroll in the Service using a credit card, you certify to Infonautics that you are at least 18 years of age and that you are the cardholder of the credit card, or that you are expressly authorized by the cardholder to enroll in the Service.
You further acknowledge that your obligation to pay Infonautics all such fees, charges, and applicable taxes for the Service does not depend on usage of the Service, and that you remain obligated to pay Infonautics for the Service regardless of whether the Service is used or not. Your obligation to pay for the Service begins on the date of your enrollment in the Service, not the date of your first use of the Service. If made available, free trial or free access periods to use the Service also begin on the date of your enrollment in the Service, and not the date of your first use of it.

You may cancel your monthly or annual account for the Service during any free trial or free access period without charge. You may also cancel your monthly or annual account for the Service at any other time; however, Infonautics does not prorate any fees, charges, or applicable taxes associated with the Service upon any termination or cancellation and does not refund any such amounts. You may cancel your account for the Service by completing and submitting a cancellation form, and instructions for cancellation may be found in the on-line help for the Service.

2.2 Institutional and Organizational Users: If you access or use the Service through an institutional or organizational account, you agree to abide by all of the provisions in this Agreement in order to remain an authorized user of the Service, and your use of the Service constitutes your agreement to abide by these provisions. You may also be subject to the provisions of other agreements from your institution or organization. The individual payment and account management provisions of Section 2.1 of this Agreement do not apply to you as a user through an institutional or organizational account. However, those provisions do apply to you if you are an individual user whose account is paid for by an institution or

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organization.

3. Rights in Service Content and the Service

3.1 All content provided by Infonautics on the Service is protected by copyright, trademark, and other applicable intellectual property and proprietary rights laws and is owned, controlled, and/or licensed by Infonautics. The Service is protected by copyright, patent, trademark, and other applicable intellectual property and proprietary rights laws and is owned, controlled, and/or licensed by Infonautics. Portions of the Service are protected by U.S. Patent No. 5,640,553. ELECTRIC LIBRARY-TM- and INFONAUTICS-TM- are trademarks of Infonautics Corporation or its parent or subsidiaries. All other trademarks appearing on the Service are the property of their respective owners.

3.2 You may download content from the Service solely for your personal, internal use, but will make no other use of the content without the express written permission of Infonautics and the copyright owner or its authorized agent. You will not modify, publish, distribute, transmit, participate in the transfer or sale, create derivative works, or in any way exploit, any of the content, in whole or in part, found on the Service. You will not make any changes to any content that you are permitted to download under this Agreement, and in particular you will not delete or alter any proprietary rights or attribution notices in any content. You also will not "frame" any of the content on the Service or the Service itself without the express written permission of Infonautics and the copyright owner or its authorized agent. You agree that you do not acquire any ownership rights in any downloaded content. Your further agree that all rights in the Service and any of the content found on the Service not granted to you under this Agreement are expressly reserved to Infonautics and/or its licensors.

3.3 Certain content found on the Service may be subject to additional terms and conditions as specified in Section 12 below.

4. User Activities and User Information on the Service

4.1 You will use the Service and any content, material, or information found on the Service solely for lawful purposes. You shall not upload to, distribute to, or otherwise disseminate through the Service any material or information of any kind that is libelous, defamatory, obscene, pornographic, abusive, or otherwise violates any law or infringes or violates any rights of any other person or entity, or contains a solicitation of funds, advertising, or a solicitation for goods or services.

4.2 Infonautics reserves the right to collect and use data about you and your use of the Service for purposes such as, for example, performing statistical analyses to assist us in improving the Service. Infonautics further reserves the right to distribute such data in forms that do not identify you individually or reveal your identity. Infonautics may also distribute such data in forms that identify you individually or reveal your identity (i) to America Online, Inc. and its affiliates and (ii) to other third parties but, as to other third parties, only if you expressly give your consent to such distribution in response to a request made by Infonautics.

5. Disclaimer of Warranties & Limitation of Liability

5.1 You expressly agree that use of the Service and the Infonautics Software (as defined below) is at your sole risk. Neither Infonautics nor any of its parents, subsidiaries, affiliates, employees, agents, distributors, third party content providers, or licensors (and their respective directors, officers, employees, and agents) warrant that the Service or the Infonautics Software will be uninterrupted or error free or that they will be free of viruses or other harmful components. nor do they make any warranty as to the results that may be obtained from the use of the Service or the Infonautics Software, or as to the accuracy, reliability, completeness, or contents of any content, information, material, postings, or posting responses found on the Service or the Infonautics Software, any merchandise or services provided through the Service or the Infonautics Software, or any links to other sites or services made available on the Service or the Infonautics Software.

5.2 THE SERVICE, ALL CONTENT, MATERIAL, INFORMATION, POSTINGS, OR POSTING RESPONSES FOUND ON THE SERVICE, AND THE Infonautics SOFTWARE ARE PROVIDED ON AN "AS IS" BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

5.3 Under no circumstances, including, but not limited to, negligence, shall Infonautics (or any of its parents, subsidiaries, affiliates, employees, agents, distributors, third party content providers, or licensors

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(and their respective directors, officers, employees, and agents), be liable for any indirect, incidental, special or consequential damages that result from the use of, or the inability to use, any content, information, material, postings, or posting responses on the Service, the Service itself, or the Infonautics Software. These limitations apply regardless of whether the party liable or allegedly liable was advised, had other reason to know, or in fact knew of the possibility of such damages. You specifically acknowledge and agree that Infonautics (and any of its parents, subsidiaries, affiliates, employees, agents, distributors, third party content providers, or licensors (and their respective directors, officers, employees, and agents)), is not liable for any defamatory, offensive or illegal conduct of any user, including you. In no event shall the total liability of Infonautics (or any of its parents, subsidiaries, affiliates, employees, agents, distributors, third party content providers, or licensors (and their respective directors, officers, employees, and agents)) to you exceed the amount paid by you to Infonautics during the twelve (12) months prior to any claim of injury or damage.

6. Indemnification

To the maximum extent permitted by applicable law, you will defend, indemnify and hold harmless Infonautics (and any of its parents, subsidiaries, affiliates, employees, agents, distributors, third party content providers, or licensors (and their respective directors, officers, employees, and agents)) from and against all claims, liability, and expenses, including attorneys' fees and legal fees and costs, arising out of your use of the Service or your breach of any provision of this Agreement. Infonautics reserves the right, in its sole discretion and at its own expense, to assume the exclusive defense and control of any matter otherwise subject to indemnification by you. You will cooperate as fully as reasonably required in the defense of any claim.

7. Notices between Us

For individual users, you will contact us by sending electronic mail to elibrary@Infonautics.com (or to billing@Infonautics.com for billing and account-related matters). For institutional and organizational users, you will contact us by sending electronic mail to education@Infonautics.com. We will contact you by sending electronic mail to the address you provide to us, or by posting a notice on the Service.

8. Termination

Infonautics may terminate this Agreement and your use of the Service, or discontinue the Service, at any time. Infonautics shall have the right immediately upon notice to you to terminate your use of the Service in the event of any conduct by you which Infonautics, in its sole discretion, considers to be unacceptable, or in the event of any breach by you of this Agreement or violation of applicable law.

9. Law Governing Performance and Disputes

This Agreement, your performance under it, and any disputes arising under it shall be governed exclusively by the laws of the United States of America and the Commonwealth of Pennsylvania, without giving effect to their conflict of laws principles. You expressly consent to the exclusive forum, jurisdiction, and venue of the Courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania in any and all actions, disputes, or controversies relating to this Agreement.

10. Software License

10.1 If you download any Infonautics-provided software from the Service (the "Infonautics Software"), Infonautics grants you a non-exclusive, non-transferable, revocable, personal license to use the Infonautics Software solely to establish a connection and access the Service in accordance with the provisions of this Agreement. The Infonautics Software and all proprietary rights within the software are the sole and exclusive property of Infonautics and/or licensors. This license to use the Infonautics Software terminates automatically upon the termination of this Agreement. You may not modify the Infonautics Software in any manner, nor may you reverse engineer, decompile, translate, disassemble or make any derivative works from the Infonautics Software. Infonautics' entire liability to you and your sole and exclusive remedy regarding the use of the Infonautics Software shall be the replacement of the Infonautics Software program.

10.2 RESTRICTED RIGHTS LEGEND. Any software or documentation that is either downloaded from the Service or otherwise provided under an agreement for or on behalf of the United States of America, its agencies and/or instrumentalities ("U.S. Government"), including the Infonautics Software, is provided with Restricted Rights. Use, duplication, or disclosure by the U.S. Government is subject to restrictions as

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set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and
Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software - Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is Infonautics Corporation, 900 West Valley Road, Suite 1000, Wayne, PA 19087-1830.

11. General Terms

This Agreement and any rules posted on the Service by Infonautics constitute the entire agreement of the parties with respect to the subject matter hereof. No waiver by either Infonautics or you of any breach or default under this Agreement shall be deemed to be a waiver of any preceding or subsequent breach or default. This Agreement shall be binding upon and inure to the benefit of Infonautics and its successors, trustees, and permitted assigns. Infonautics may assign this Agreement, or any of its rights or obligations under this Agreement, with or without notice to you. Any such assignment by Infonautics does not relieve you of your obligations under this Agreement.

12. Content-Specific Notices

  None.

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